UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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GeoEye, Inc.

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GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, VA 20166

April 30, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of stockholders of GeoEye, Inc. to be held at the Residence Inn, 45250 Monterey Place, Dulles, VA 20166, on June 3, 2010, at 9:00 a.m. Eastern Daylight Time.

This booklet includes the Notice of the Meeting and the Proxy Statement, which contains information about the Board of Directors and its committees and personal information about each of the nominees for the Board of Directors. Other matters on which action is expected to be taken during the meeting are also described.

If you, or your designated representative or proxy, plan to attend the Annual Meeting, please follow the advance registration instructions in the back of this Proxy Statement which will expedite your admission to the Annual Meeting.

It is important that your shares are represented at the meeting. Whether or not you plan to attend the meeting in person, it is important that you complete, sign, date and promptly return the enclosed proxy card.

On behalf of the Board of Directors, thank you for your continued support of the Company. I look forward to greeting as many of our stockholders as possible at the Annual Meeting.

LT. GENERAL JAMES A. ABRAHAMSON, USAF (RET.)
Chairman of the Board

GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, VA 20166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2010

To the Stockholders of
GeoEye, Inc.

The Annual Meeting of stockholders of GeoEye, Inc. will be held at the Residence Inn, 45250 Monterey Place, Dulles, VA 20166, on June 3, 2010 at 9:00 a.m. Eastern Daylight Time, for the following purposes:

1. To elect nine directors for a term of one year, and until their successors are duly elected and qualified;

2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010;

3. To approve the GeoEye, Inc. 2010 Omnibus Incentive Plan; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 8, 2010 as the record date for determining stockholders entitled to notice of, and to vote at, this meeting.

Your vote is important. Please promptly return the enclosed proxy card or submit your proxy by the manner established by your broker, i.e. via the Internet or telephone. Submitting your proxy early by any of these methods will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

By Authorization of the Board of Directors

WILLIAM L. WARREN
Senior Vice President, General Counsel and
Corporate Secretary

April 30, 2010

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 3, 2010

Our Proxy Statement and 2009 Annual Report to Shareholders on Form 10-K are available at https://www.proxydocs.com/geoy.

GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, VA 20166

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed to stockholders beginning on or about May 6, 2010. They are furnished in connection with the solicitation by the Board of Directors (the “Board”) of GeoEye, Inc. (the “Company”) of proxies from the holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for use at the 2010 Annual Meeting of stockholders (the “Annual Meeting”) to be held at the time and place and for the purposes set forth in the accompanying notice. The Company will pay all costs of soliciting proxies. The Company will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of such stock.

All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted (1) FOR the election of the nominees for director named on pages 6 through 9, (2) FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2010, (3) FOR the approval of the Company’s 2010 Omnibus Incentive Plan and (4) at the discretion of the persons named in the proxy, in connection with any other business, that may properly come before the Annual Meeting. See “Other Business” on page 50 for information concerning the voting of proxies if other matters are properly brought before the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by filing with the corporate secretary an instrument revoking it, by delivering a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person.

Stockholders of record at the close of business on April 8, 2010, will be eligible to vote at the meeting. Our voting securities consist of our Common Stock, of which 22,064,406 shares were issued and outstanding on April 8, 2010. Each share outstanding on the record date entitles the holder to one vote on each matter submitted to a vote of stockholders. Cumulative voting is not permitted. The requirement for a quorum at the Annual Meeting is the presence in person or by proxy of holders of a majority of the issued and outstanding shares of Common Stock.

In addition to voting in person at the Annual Meeting, stockholders of record may vote by proxy by mailing their signed proxy cards. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer telephone voting.

Proxies submitted by brokers that do not indicate a vote because they do not have discretionary authority and have not received instructions as to how to vote on a proposal are so-called “broker non-votes.” Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. Abstentions are shares with respect to which authority is withheld. Abstentions and broker non-votes are included in determining whether a quorum is present to conduct the Annual Meeting and in some cases, for purposes of determining the outcome of a matter submitted to the stockholders for a vote. Votes are counted, and the count is certified, by an inspector of elections. Information regarding the vote required for approval of particular matters is set forth in the discussion of those matters appearing elsewhere in this Proxy Statement.

The Annual Report to Stockholders, which includes financial statements of the Company for the year-ended December 31, 2009, has been mailed to all stockholders entitled to vote at the Annual Meeting on or before the date of mailing this Proxy Statement. The Securities and Exchange Commission (“SEC”) permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, that stockholder should contact his or her broker or send a request to the Company’s corporate secretary at the Company’s principal executive offices, 21700 Atlantic Boulevard, Dulles, VA, 20166, telephone number (703) 480-7500. The Company will deliver promptly, upon a written or oral request to the corporate secretary, a separate copy of the 2009 Annual Report and this Proxy Statement to a beneficial stockholder at a shared address to which a single copy of each document was delivered. The annual report is not a part of the proxy solicitation material.

Attendance at the Annual Meeting is limited to the Company’s stockholders or their designated representative or proxy, members of their immediate family, and the Company’s employees and guests. To attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of April 8, 2010, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing ownership of Common Stock on April 8, 2010.

ABOUT THE 2010 ANNUAL MEETING OF STOCKHOLDERS

WHEN AND WHERE IS THE ANNUAL MEETING?

The Annual Meeting will be held at the Residence Inn, 45250 Monterey Place, Dulles, VA 20166, on June 3, 2010, at 9:00 a.m. Eastern Daylight Time.

HOW CAN I ATTEND THE MEETING?

The Annual Meeting is open to all holders of GeoEye, Inc. Common Stock as of April 8, 2010. To attend the Annual Meeting, you will need to bring your legal proxy and valid picture identification. If you hold shares through an account with a bank or broker, you will need to contact your bank or broker and request a legal proxy, which will serve as your admission ticket. To expedite your admission to the Annual Meeting, please follow the advance registration instructions in the back of this Proxy Statement.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order for us to conduct our Annual Meeting, a majority of our issued and outstanding shares of Common Stock as of April 8, 2010, must be present in person or by proxy. This is referred to as a quorum. On the record date, there were 22,064,406 shares issued and outstanding and entitled to vote. Therefore, 11,032,203 must be represented by proxy or by stockholders present and entitled to vote at the Annual Meeting to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you attend the Annual Meeting and vote in person. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the Chairman of the Board may adjourn the Annual Meeting to another date and time.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of the Company’s Common Stock as of the close of business on April 8, 2010. Each share of Common Stock is entitled to one vote. As of April 8, 2010, we had 22,064,406 shares of Common Stock issued and outstanding.

HOW MANY VOTES DO I HAVE?

For each proposal presented, you have one vote for each share of Common Stock you own as of April 8, 2010.

WHAT AM I VOTING ON?

You will be voting on the following:

•	To elect all members of the Board;

•	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010;

•	To approve the Company’s 2010 Omnibus Incentive Plan; and

•	To transact any other business properly coming before the Annual Meeting or any adjournment thereof.

HOW MANY VOTES ARE NEEDED TO APPROVE THE COMPANY’S PROPOSALS?

In the event that the number of nominees does not exceed the number of directors to be elected at the Annual Meeting (the situation that we anticipate), the nominees receiving the majority of votes cast will be elected as directors (i.e., the number of shares voted “For” a director must exceed the number of votes cast “Against” that director). In the event that the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Abstentions and broker non-votes will have no impact on the election of directors.

The ratification of the appointment of KPMG LLP as the Company’s fiscal 2010 independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting be voted “For” the proposal. The proxy given will be voted “For” the proposal unless a properly executed proxy card is marked “Against” or “Abstain.” Abstentions are deemed to be “votes cast,” and have the same effect as a vote “Against” this proposal. Broker non-votes are not deemed to be votes cast, and therefore, have no effect on the vote with respect to this proposal.

MAY I VOTE BEFORE THE MEETING?

If you are a registered stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, BNY Mellon Shareowner Services, you may vote by mail, by completing, signing and returning the enclosed proxy card.

If you are a beneficial owner, meaning you hold your shares through an account with a bank or broker, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from GeoEye. You must follow their voting procedures to ensure that your vote is counted.

MAY I VOTE AT THE ANNUAL MEETING?

Stockholder of Record: Shares Registered in Your Name

If on April 8, 2010, your shares were registered directly in your name with the Company’s transfer agent, BNY Mellon Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 8, 2010, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, to vote your shares in person at the Annual Meeting, you must request and obtain a valid proxy from your broker, bank or other agent.

CAN I CHANGE MY MIND AFTER I VOTE?

You may change your vote at any time before the polls close at the conclusion of voting at the Annual Meeting. You may do this by one of three ways:

(1) You may submit another properly executed proxy card with a later date;

(2) You may send written notice that you are revoking your proxy to the Corporate Secretary, GeoEye, Inc., 21700 Atlantic Boulevard, Suite 500, Dulles, VA 20166 or;

(3) You may attend the Annual Meeting and vote in person. Mere attendance will not revoke your proxy.

Please note that, to be effective, your new proxy card or written notice of revocation must be received by the Corporate Secretary prior to the Annual Meeting on June 3, 2010.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominees for director named on pages 6 through 9; (2) FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010; and (3) FOR the approval of the Company’s 2010 Omnibus Incentive Plan. The Company does not expect that any other matters will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (or one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY OR INSTRUCTION FORM?

If you are a registered stockholder and do not provide a proxy, you must attend the Annual Meeting to vote your shares. If you hold shares through an account with a bank or broker, your shares will not be voted if you do not provide voting instructions on your instruction form.

MAY STOCKHOLDERS ASK QUESTIONS AT THE ANNUAL MEETING?

Yes. Representatives of the Company will answer questions of general interest at the end of the Annual Meeting.

CAN STOCKHOLDERS EXERCISE DISSENTERS’ RIGHTS OF APPRAISAL WITH RESPECT TO ANY PROPOSAL AT THE MEETING?

Stockholders have no rights under Delaware law, the Company’s Certificate of Incorporation or the Company’s Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be posted on the Company’s Web site: http://www.geoeye.com in its Investor Relations section under “2010 Annual Meeting” and will be filed on a Form 8-K with the SEC within four business days of the Annual Meeting.

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

WHAT IS “NOTICE AND ACCESS”?

The SEC has adopted amendments to the proxy rules that change how companies must provide proxy materials. These new rules are often referred to as “notice and access.” Under the notice and access model, a company may select either of the following two options for making proxy materials available to stockholders:

•	the full set delivery option; or

•	the notice only option.

A company may use a single method for all its stockholders, or use full set delivery for some while adopting the notice only option for others. GeoEye must comply with these new rules in connection with its 2010 Annual Meeting of Stockholders.

WHAT IS THE FULL SET DELIVERY OPTION?

Under the full set delivery option, a company delivers all proxy materials to its stockholders as it would have done prior to the change in the rules. This can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the company must now post all proxy materials on a publicly-accessible Web site and provide information to stockholders about how to access that Web site.

In connection with its 2010 Annual Meeting of Stockholders, GeoEye has elected to use the full set delivery option. Accordingly, you should receive the GeoEye proxy materials by mail. These proxy materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, proxy card and 2009 Annual Report. Additionally, GeoEye has posted these materials at https://www.proxydocs.com/geoy.

WHAT IS THE NOTICE ONLY OPTION?

Under the notice only option, a company must post all of its proxy materials on a publicly accessible Web site. However, instead of delivering its proxy materials to stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials” which outlines (i) information regarding the date and time of the meeting of stockholders and the items to be considered at the meeting; (ii) information regarding the Web site where the proxy materials are posted; and (iii) various means by which a stockholder can request paper or e-mail copies of the proxy materials. If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days. Additionally, paper copies must be sent USPS via first class mail.

WILL GEOEYE USE THE NOTICE ONLY OPTION IN THE FUTURE?

Although GeoEye elected to use the full set delivery option in connection with the 2010 Annual Meeting of Stockholders, it may choose to use the notice only option in the future. GeoEye plans to evaluate the future possible cost savings and the possible impact on stockholder participation as it considers the future use of the notice only option.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the nine people listed below under “2010 Annual Meeting Director Nominees” for election as directors at the 2010 Annual Meeting, each to serve until the next Annual Meeting of Stockholders, until his or her successor is elected and qualified, or until the director’s removal or resignation. If any nominee should refuse or be unable to serve, an event which is not anticipated, the proxy will be voted for such person as shall be designated by the Board to replace such nominee, or, in lieu thereof, the Board may reduce the number of directors. If a director is appointed by Board action prior to the date of this Proxy Statement, the director would be submitted to the stockholders for election at the 2010 Annual Meeting.

In accordance with the Company’s Bylaws, directors in an uncontested election, as is currently anticipated, will be elected by a majority of the votes cast with respect to such director, and directors in a contested election will be elected by a plurality of the votes cast. A stockholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder to vote that stockholder’s shares “FOR” or “AGAINST” such named nominee, or to “ABSTAIN.” Abstentions and broker non-votes will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ELECTION OF EACH NOMINEE

2010 Annual Meeting Director Nominees

Each of the nominees for director has been approved by the Board, upon the recommendation of the Nominating and Governance Committee, for submission to the stockholders. All nominees for election of directors are currently serving on the Board. Set forth below is the current principal occupation, age (as of the date of the Proxy Statement) and other information for each nominee:

Lt. General James Abrahamson, USAF (Ret) (Director) (Chairman of the Board)

Age 76, has been a member of the Board since April 1998 and has served as Chairman of the Board since November 2001. Lt. General Abrahamson also served as Chairman of the Nominating and Governance Committee from January 2005 through June 2008 and remains a member of the committee. He further serves as a member of the Audit Committee and as an ex officio member of the Strategy and Risk Committee. In addition to his directorship at GeoEye, Inc., Lt. General Abrahamson serves as chairman and chief executive officer of StratCom, LLC and SkySpectrum LLC, privately-held companies associated with the development of stratospheric airships for civil and military applications.

Lt. General Abrahamson has significant private sector and government leadership experience, including having served as director of the Department of Defense’s Strategic Defense Initiative, as NASA associate administrator for Space Flight, as Oracle’s chairman of the board, and as the president of the Transportation Sector for Hughes Aircraft Company. Lt. General Abrahamson’s unique insight into the space industry, extensive government experience and leadership positions in the military and the private sector provide him with a unique perspective which he brings to our Board of Directors.

Public Directorships:  Lt. General Abrahamson does not currently hold, nor in the past five years has he held, any other public directorships.

Joseph M. Ahearn (Director)

Age 55, has been a member of the Board since December 2003, and served as Chairman of the Audit Committee from January 2004 to June 2008, and remains a member of the Audit Committee. He also has served as a member of the Compensation Committee since April 2006. Mr. Ahearn has also served as chairman and chief executive officer of Faneuil, Inc., a privately held corporation, since 2007 and as senior vice president for MacAndrews & Forbes Holdings Inc. since December 2005. From September 2005 to December 2005, Mr. Ahearn served as vice president, special projects for Panavision Inc. From August 2004 to September 2005, he served as managing director of Qorval, Inc.

Mr. Ahearn brings a wealth of management, accounting and audit-related experience to GeoEye and its Board having served as chief executive officer of Marvel Entertainment and its predecessor company, ToyBiz, and by conducting audit and consulting work at Arthur Andersen and Touche Ross for more than ten years. He has extensive experience dealing with accounting principles and financial reporting. The Board has determined that he is an Audit Committee Financial Expert.

Public Directorships:  Mr. Ahearn does not currently hold, nor in the past five years has he held, any other public directorships.

Martin C. Faga (Director)

Age 68, has been a member of the Board and a member of the Strategy and Risk Committee since August 1, 2006 and a member of the Compensation Committee since June 2008. Since April 9, 2010, Mr. Faga has been a director of Segovia Global IP Services, Inc., a wholly-owned subsidiary of Inmarsat plc, a British mobile satellite company. Since 2009, Mr. Faga has served as a director of Thomson Reuters Special Services, a wholly-owned subsidiary of Thomson Reuters Corp. Since May 2000, Mr. Faga has been a trustee on the Board of Trustees for the MITRE Corporation (“MITRE”), a non-profit organization for which he previously served as president and chief executive officer from May 2000 through June 2006. Since 2004, Mr. Faga has served as a director for the Association for Intelligence Officers, a non-profit organization; since 2006, he has served as a director, secretary and member of the executive committee for the Space Foundation, a non-profit organization; and since 2007, he has served as a director and member of the special security agreement board for Olive Group North America, a privately-held company.

Mr. Faga gained significant knowledge into the satellite imagery industry as the former director of the National Reconnaissance Office (1989-2003), a federal agency engaged in satellite imagery operations. His technical background, professional experience, and service with MITRE, operating research centers and developing strategic initiatives, are valuable resources to our Board.

Public Directorships:  Mr. Faga is a director and a member of the compensation and governance committees of Alliant Techsystems (since 2006) and served as a director and member of the compensation committee at Electronic Data Systems from 2006 to 2008.

Michael F. Horn, Sr. (Director)

Age 73, has been a member of the Board since December 2007, and a member of both the Audit Committee and the Strategy and Risk Committee since January 2008. Mr. Horn became Chairman of the Audit Committee in June 2008. Since January 2004, Mr. Horn has served as an auditor and consultant for various private and publicly held companies. Mr. Horn also serves on the board of United Energy Technology, Inc., a privately held company.

Mr. Horn brings more than 40 years of executive financial management, audit, and consulting experience, including 35 years with KPMG LLP, where he served as a partner for 28 years. Mr. Horn’s experience and insight as an auditor and consultant is extremely beneficial to the Board and Audit Committee. Based on his experience and expertise, the Board has determined that Mr. Horn is an Audit Committee Financial Expert.

Public Directorships:  Mr. Horn does not currently hold, nor in the past five years has he held, any other public directorships.

Lawrence A. Hough (Director)

Age 66, has been a member of the Board since December 2003, Chairman of the Nominating and Governance Committee since June 2008, and member of the Strategy and Risk Committee since June 2008. He previously served as chairman of the Compensation Committee from April 2006 to June 2008. Since January 2008, Mr. Hough is managing director of Stuart Mill Venture Partners, L.P. From January 1997 to the present, he has served as president and chief executive officer of Stuart Mill Capital, Inc. From June 2004 to May 2005, he served as chief executive officer of SynXis Corporation, having previously served as its chairman of the board from January to May 2004. Mr. Hough was president and chief executive officer of the Student Loan Marketing Corporation from 1990 to 1997.

Mr. Hough’s significant experience in operations and financial oversight gained either as serving as president or managing director for various companies over several years in addition to his membership on various boards of directors and audit committees provide him with the executive, operational and financial experience that is vital to our Board. From 2008 to the present, he has served on the boards of Appistry, Inc., Marrone Organics Innovations, Inc., and Sypherlink, Inc., all privately-held companies. From 1985 to the present, he has served on the board and the audit and executive committees of the Shakespeare Theatre, a non-profit organization; and since 2006, he has served as a trustee for the Levine School of Music, a non-profit organization.

Public Directorships:  Mr. Hough served as a director of Goldleaf Financial Solutions, Inc. from 2005 to 2009 and was chairman of its nominating and governance committee. Mr. Hough served as a director of Collegiate Funding Services from 2003 to 2006 and was chairman of the audit committee. Both Goldleaf Financial Services, Inc. and Collegiate Funding Services were acquired in stock transactions, resulting in the discontinuation of their respective boards.

Roberta E. Lenczowski (Director)

Age 68, has been a member of the Board and of the Strategy and Risk Committee since August 2007 and a member of the Nominating and Governance Committee since June 2008. In 2005, Ms. Lenczowski formed Roberta E. Lenczowski Consulting, a consulting company serving the geospatial intelligence community. From 2005 to the present, she has served as a consultant for various companies in this industry or related industries, including serving since May 2006 as an academic advisor on the academic advisory committee of Sanborn Map Company. From 2004 to 2005, Ms. Lenczowski served as the West senior executive with the National Geospatial-Intelligence Agency (“NGA”). Since 2005, Ms. Lenczowski has served as a director for

TechniGraphics, a privately-held company, and the Leonard Wood Institute, a non-profit company. Since 2007, Ms. Lenczowski has served as a director for Fugro EarthData, Inc., a subsidiary company of Fugro N.V.

Ms. Lenczowski served NGA for more than 28 years. At the American Society for Photogrammetry and Remote Sensing, she held several positions in the St. Louis region, ranging from director to president. In March 2010, she was elected to the position of national vice president. Her experience, board memberships and professional affiliations provide her with unique insight into the remote sensing and satellite imagery field and the intelligence community, making her a valuable strategic advisor to the Company and an important member of our Board.

Public Directorships:  Ms. Lenczowski does not currently hold, nor in the past five years has she held, any other public directorships.

Matthew M. O’Connell (Director)

Age 57, has been a member of the Board since October 2001 and has served as GeoEye’s President and Chief Executive Officer since 2001. From 2008 to the present, Mr. O’Connell has served as a director and as a member of the audit committee for the U.S. Geospatial Intelligence Foundation, a non-profit organization and on the Advisory Board of GIS Development, an Indian media and conferences group. He also serves on the National Oceanic and Atmospheric Administration’s Advisory Committee on Commercial Remote Sensing, the U.S. Geospatial Intelligence Foundation’s Board of Directors, and the Department of the Interior’s National Geospatial Advisory Committee.

Mr. O’Connell has an extensive career in the finance industry and has overseen GeoEye through its reorganization, corporate restructuring, multiple acquisitions and its listing as the first commercial remote sensing corporation on NASDAQ. His entrepreneurial perspective, executive experience and strategic direction for the Company are essential to his membership on the Board.

Public Directorships:  Mr. O’Connell served as a director of TVI Corporation from May 2005 to August 2007.

James M. Simon, Jr. (Director)

Age 62, has been a member of the Board since November 2005, a member of the Compensation Committee since April 2006 and Chairman of the Strategy and Risk Committee since June 2006. In January 2010, he was appointed chief strategist, Worldwide Public Sector, The Microsoft Corporation. In 2004, he served as the founding director of The Microsoft Institute for Advanced Technology in Governments. From January 2003 to January 2005, he served as president and chief executive officer of Intelligence Enterprises, LLC. He continues to serve as a partner with the organization.

A career Central Intelligence Agency officer, Mr. Simon was appointed by President Clinton and confirmed by the Senate in 1999 as the first assistant director of Central Intelligence for Administration, a position he held from January 2000 through January 2003. As deputy to the deputy director of Central Intelligence for Community Management, he was responsible for technology acquisition, setting policy for, and overseeing the budgets of, the then fourteen agencies that comprised the intelligence community. After September 11, 2001, he was designated as the senior intelligence official for Homeland Security establishing and chairing the Homeland Security Intelligence Council. Mr. Simon continues to serve on various government advisory boards.

Mr. Simon’s extensive public policy experience and his knowledge of the satellite imagery industry and the intelligence community are invaluable as he steers the strategic direction of GeoEye as Chairman of the Strategy and Risk Committee.

Public Directorships:  Mr. Simon does not currently hold, nor in the past five years has he held, any other public directorships.

William W. Sprague (Director)

Age 52, has been a member of the Board since 1997, Chairman of the Compensation Committee since June 2008, a committee on which he has served since April 2006, and a member of the Audit Committee since January 2008. Since December 2009, Mr. Sprague has served as the president and chief executive officer of Madison Williams and Company (“Madison Williams”). Madison Williams was formerly known as SMH Capital Markets, which until December 2009 was a division of Sanders Morris Harris Group Inc. (“SMHG”). Mr. Sprague served as president of SMH Capital from January to December 2009. From April 2004 to December 2008, Mr. Sprague served as managing director, head of investment banking of SMHG.

Mr. Sprague has actively reviewed internal financial statements; has more than 28 years of experience as an investment banker; and has served as chairman of the board and chairman of the audit committee for several public companies. He actively supervised and approved the preparation of financial statements, which were included in quarterly and annual filings with the SEC. His experience, expertise and financial and auditing backgrounds are invaluable as chairman of the Compensation Committee and a member of our Board.

Public Directorships:  Mr. Sprague does not currently hold, nor in the past five years has he held, any other public directorships.

GENERAL INFORMATION

Board of Directors

General

The Board is responsible for supervision of the overall affairs of the Company. The Board held 10 meetings during 2009. The Company expects each director to make every effort to attend each Board meeting, each meeting of any committee on which he or she sits, and the Annual Meeting of Stockholders. Attendance for each director at Board meetings held in 2009 was 100%, with the exception of Mr. Faga who was unable to attend one meeting. Currently, the Board consists of nine directors. Under the Company’s Bylaws, the Board has the authority to increase or decrease the size of the Board and fill vacancies, provided, however, that the Company’s Bylaws currently restrict the size of the Board to no less than seven members and no more than fifteen members. The Company does not maintain a formal policy regarding the Board’s attendance at annual stockholder meetings. All the members of our Board attended the 2009 Annual Meeting, with the exception of Mr. Ahearn who was unable to attend.

There are no family relations, of first cousin or closer, among the Company’s directors or executive officers by blood, marriage or adoption.

Leadership Structure

The Chairman of the Board position is not held by the Chief Executive Officer of the Company. Instead our Board elects a Chairman from among the independent directors. The Company believes that separating these two positions currently best serves the needs of the Company and its shareholders. A Chairman who is an independent director provides independent oversight of senior management and Board matters and serves as a liaison between the Board and the Chief Executive Officer. The Chief Executive Officer is responsible for the day-to-day management of the Company, establishes the Company’s future strategy and sets the Company’s financial and operational goals. The Chairman provides the Chief Executive Officer with guidance and sets the Board’s agenda. As our Chairman is not an employee of the Company and is considered independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the NASDAQ Stock Market and Rule 10A-3(b) of the Exchange Act, the Company has not established a Lead Independent Director.

Director Independence

The Board has determined that eight of the Company’s nine directors are independent directors within the meaning of Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. In addition to applying the NASDAQ Stock Market independence tests, the Board considers all relevant facts and circumstances in making its independence determinations.

All members of the Audit, Compensation and Nominating and Governance Committees must meet the independence requirements of the NASDAQ Stock Market. Members of the Audit Committee must also satisfy a separate SEC independence requirement that provides that they may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation.

Standing Committees, Board Organization and Director Nominations

To assist it in carrying out its duties, the Board has delegated certain authority to the following standing committees: (i) the Compensation Committee, (ii) the Audit Committee, (iii) the Nominating and Governance Committee, and (iv) the Strategy and Risk Committee. The charters for the Compensation, Audit and Nominating and Governance Committees and the Code of Business Conduct and Ethics (“Code of Conduct”), are all available on the Investor Relations section of the Company’s Web site, http://www.geoeye.com. We make our Web site content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. Printed copies of all of the above-referenced reports and documents may be requested by contacting our Investor Relations Department at our corporate headquarters either by mail at GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, VA 20166, Attn.: Investor Relations Department or by telephone at (703) 480-7500. All of the above-referenced reports and documents are available free of charge.

As of the date of this Proxy Statement, Board membership on the committees is as follows:

Audit	Compensation	Nominating and Governance	Strategy and Risk

Michael F. Horn, Sr.* James A. Abrahamson Joseph M. Ahearn William W. Sprague	William W. Sprague* Joseph M. Ahearn Martin C. Faga James M. Simon, Jr.	Lawrence A. Hough* James A. Abrahamson Roberta E. Lenczowski	James M. Simon, Jr.* Roberta E. Lenczowski Martin C. Faga Michael F. Horn, Sr. Lawrence A. Hough

*	Chairman

Audit Committee

The Audit Committee of the Board of Directors was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board adopted a charter for the Audit Committee on January 22, 2004, which was amended on November 1, 2007. The Audit Committee held seven meetings in 2009. The Audit Committee is composed of Messrs. Horn (Chairman), Abrahamson, Ahearn and Sprague. Each of Messrs. Ahearn, Abrahamson, Horn and Sprague has been determined to be independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the NASDAQ Stock Market and Rule 10A-3(b) of the Exchange Act. In addition, the Board has determined that Messrs. Horn and Ahearn are “audit committee financial experts” as defined by the rules of the SEC.

The Audit Committee’s duties and functions include, among other things:

•	selecting and overseeing an independent registered public accounting firm to audit the Company’s annual financial statements or perform other audit services for the Company;

•	reviewing and assessing annual and interim financial statements, and earnings releases before they are released to the public or filed with the SEC;

•	reviewing and assessing the key financial statement issues and risks, and the processes used by management to address such matters;

•	approving changes in important accounting principles or changes in accounting estimates and the application thereof in financial reports;

•	advising financial management that they are expected to provide a timely analysis of significant current financial reporting issues and practices;

•	making inquiries of the external auditors and management regarding the discovery of any accounting irregularities or fraudulent activities;

•	reviewing and assessing the Company’s business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk;

•	reviewing and assessing the system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations and noncompliance with the Code of Conduct;

•	reviewing with legal counsel any regulatory matters that may have a material impact on the financial statements;

•	reviewing the performance of the external auditors;

•	recommending the selection of the external auditors for approval by the Board of Directors;

•	instructing the external auditors that they are responsible to the Board of Directors and the Audit Committee as representatives of the shareholders, and confirming that the external auditors will report all relevant issues to the committee in response to agreed-upon expectations;

•	reviewing and approving requests for any consulting services to be performed by the external auditors, and being advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter;

•	reviewing with management and the external auditors the results of the annual audits and related comments in consultation with other committees as deemed appropriate;

•	providing a medium for the external auditors to discuss with the Audit Committee their judgments about the quality of accounting principles and financial disclosure practices used or proposed to be adopted by the Company;

•	reviewing and updating the Company’s Code of Conduct;

•	reviewing and approving significant conflicts of interest and related party transactions;

•	conducting or authorizing investigations into any matters within the Audit Committee’s scope of responsibilities; and

•	ensuring that the Company has adequately addressed issues of particular importance in the environment in which it operates (i.e. foreign corrupt practices, compliance, “whistle blower” procedures and other employee complaint procedures).

Compensation Committee

The Board adopted a charter for the Compensation Committee on March 12, 2004 and amended it November 1, 2007. The Compensation Committee held two (2) meetings in 2009. The Compensation Committee is composed of Messrs. Sprague (Chairman), Ahearn, Faga and Simon.

Each member of the committee has been determined to be independent within the meaning of our Corporate Governance guidelines and Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market, as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. The committee periodically uses an independent consultant, Frederic W. Cook & Co., Inc., to assist it in fulfilling its responsibilities. The consultant reports directly to the committee.

The Compensation Committee’s duties and functions include, among other things:

•	establishing and reviewing the overall compensation philosophy of the Company;

•	determining the appropriate compensation levels for the Company’s executive officers;

•	evaluating officer and director compensation plans, policies and programs;

•	reviewing benefit plans for officers and employees;

•	administering and monitoring compliance by executives with the rules and guidelines of the Company’s equity-based plans;

•	producing an annual report on executive compensation for inclusion in the Proxy Statement; and

•	exercising all of the powers of the Board with respect to any other matters involving the compensation of employees and the employee benefits of the Company as may be delegated to the Compensation Committee from time to time.

In addition, the Compensation Committee now reviews and assesses risks associated with its compensation policies and practices for its executive officers and employees generally that may cause or have a negative impact on the Company. The Compensation Committee undertakes such a review to determine if, and how, such policies and practices impact the Company and whether the Company’s compensation policies affect risk management practices and encourage risk-taking initiatives. Please see “Risk Management” below for a more detailed discussion of the Compensation Committee’s role in risk management strategies and policies.

Nominating and Governance Committee

The Board adopted a written charter for the Nominating and Governance Committee on January 19, 2005 (the “Nominating and Governance Committee Charter”) setting forth the purpose, goals and responsibilities of the Nominating and Governance Committee, which was amended on November 1, 2007. The Nominating and Governance Committee held two (2) meetings in 2009. The Nominating and Governance Committee is composed of Messrs. Hough (Chairman) and Abrahamson and Ms. Lenczowski. Each of the members of the committee has been determined to be independent within the meaning of our Corporate Governance guidelines and Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market, as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act.

The Nominating and Governance Committee’s duties and functions include, among other things:

•	developing criteria for nominating individuals to serve as directors, or re-nominating existing directors, and identifying, and reviewing the qualifications of, and recommending to the Board individuals to be nominated to become, or be re-nominated as, members of the Board;

•	leading the Board in its annual review of the Board’s performance, recommending guidelines for the terms of service by Board members, developing and managing director education programs as required or appropriate and addressing any possible conflicts of interest of directors and executive officers;

•	recommending to the Board nominees for each committee and making other recommendations on committee structure, processes, governance and functions;

•	monitoring and reporting to the Board on developments that may affect Company governance matters, and recommending to the Board such governance guidelines and procedures as it determines to be appropriate; and

•	making recommendations to the Board on guidelines for retirement age, removal and other matters pertaining to tenure of Board members.

Director Nominations

All director nominations must be recommended by the Nominating and Governance Committee and approved by a majority of the independent directors of the Board. The Nominating and Governance Committee considers candidates for Board membership suggested by its members and other Board members, management and stockholders. The policy of the Nominating and Governance Committee is to consider candidates recommended by stockholders on the same basis as other candidates, provided that the recommended candidate meets all of the minimum requirements and qualifications for being a director as specified in the Nominating and Governance

Committee Charter and the Company’s Bylaws. Any such recommendations should include the candidate’s name and qualifications for Board membership and should be sent in writing to the Corporate Secretary of the Company at GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, VA 20166. In addition, the Company’s Bylaws permit stockholders to nominate persons for election to the Board at an annual stockholders meeting, without regard to whether the stockholder has submitted a recommendation to the Nominating and Governance Committee as to such nominee. To nominate a director using this process, the stockholder must follow the procedures described under “Other Business” below.

Once the Nominating and Governance Committee identifies a prospective nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on the information provided to the Nominating and Governance Committee with the recommendation of the prospective candidate, and the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. If the initial determination indicates that the Nominating and Governance Committee should pursue the prospective director nominee, the Nominating and Governance Committee will evaluate the candidate against the minimum qualifications in full and consider such other relevant factors as it deems appropriate.

The Board seeks a diverse group of candidates who, at a minimum, possess the background, skills, expertise and time to make a significant contribution to the Board, the Company and its stockholders. As the Company grows and evolves, the experience and diversity required on its Board may change. Therefore, the expertise and qualifications possessed by a prospective nominee will be thoroughly examined to determine whether there is an appropriate fit. When evaluating a candidate, the Nominating and Governance Committee will consider factors such as independence, educational background, age, integrity, skills, business and financial expertise, breadth of professional experience, knowledge of and experience in the Company’s business or industry, past and current employment and Board affiliations and experience, and willingness to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees. Consideration will also be given to the Board’s diversity and having an appropriate mix of backgrounds and skills. In that regard, the committee will consider diversity as to gender, ethnic background and personal and professional experiences. In connection with this evaluation, one or more members of the Nominating and Governance Committee and others as appropriate, may interview the prospective nominee. After completing this evaluation, the Nominating and Governance Committee will determine whether to recommend the individual for nomination by the Board. The Board, acting on the recommendations of the Nominating and Governance Committee, will nominate a slate of director candidates for election at each Annual Meeting of Stockholders and will appoint directors to fill vacancies between Annual Meetings, including vacancies created as a result of any increase in size of the Board. The Company does not pay a fee to any third party or parties to identify, evaluate or assist in identifying or evaluating any potential nominees.

Strategy and Risk Committee

The Strategy and Risk Committee was formed on June 8, 2006, and its charter approved October 9, 2006 and amended on November 1, 2007. The Strategy and Risk Committee held five (5) meetings in 2009. The current committee is composed of Messrs. Simon (Chairman), Faga, Horn, Hough and Ms. Lenczowski. Mr. Abrahamson continues to serve in an ex officio capacity. Each of these members of the committee has been determined to be independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the NASDAQ Stock Market.

The Strategy and Risk Committee’s duties and functions include:

•	strategic business planning aimed beyond the current fiscal year;

•	researching future industry trends that affect the Company’s strategic goals; and

•	identifying threats to the Company’s strategic goals caused by business, financial and technical developments.

Risk Management

The Board actively participates in the oversight of the management of the Company’s risks, both as a whole Board and at the committee level. To fulfill its responsibilities, the Board regularly reviews information regarding the Company’s operations, credit, liquidity and business strategies and the risks associated with each. In addition, the Company’s Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of various financial risks and the processes for detecting noncompliance with laws and regulations and the Company’s Code of Conduct. The Nominating and Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While individual committees focus on areas of risk related to the committee’s specific functions, the entire Board of Directors is regularly informed through committee reports about such risks and assumes responsibility as a whole for the oversight of the Company’s risk management.

Director Remuneration

The 2009 annual compensation of each director who was not an employee of the Company or a subsidiary (a “Non-employee Director”) consisted of an annual retainer of $15,000. In addition, each Non-employee Director received a fee of (i) $1,500 for each in-person attendance at a meeting of the Board, (ii) $750 for each telephonic attendance at a meeting of the Board, (iii) $1,000 for each in-person attendance at a committee meeting and (iv) $500 for each telephonic attendance at a committee meeting. The Chairman of the Board of Directors and the Chairman of the Audit Committee also received supplemental annual retainers in the amount of $12,500 and $22,500, respectively. Each Chairman of the Compensation Committee, Nominating and Governance Committee, and Strategy and Risk Committee received supplemental annual retainers of $3,000. All directors are also reimbursed for out-of-pocket expenses incurred in attending full Board meetings or Board committee meetings and for other legitimate expenses incurred in their capacity as directors.

Pursuant to the Company’s 2006 Omnibus Stock Incentive Plan, on January 1, Non-employee Directors receive annual grants of deferred stock units (“DSUs”) valued at $50,000 on the grant date. DSUs will vest in two installments: at six months after grant and at twelve months after grant. DSUs will be settled in shares of the Company’s Common Stock six months after the Non-employee Director’s separation from Board service.

During 2010, the Company’s current director compensation policies for annual retainers, meeting attendance fees and DSUs will remain in effect.

Audit Committee Report

As noted above, the Audit Committee is currently composed of four directors, Messrs. Horn, Abrahamson, Ahearn and Sprague, each of whom is independent as defined by the NASDAQ Stock Market’s listing standards. Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the consolidated financial statements filed for each quarter during 2009 and as of and for the year ended December 31, 2009. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees, as amended). The Audit Committee also received written disclosures from the Company’s independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with Audit Committees concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence.

Based upon the Audit Committee’s discussions with management and the Company’s independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the Company’s independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 12, 2010. The Audit Committee also recommended the selection of KPMG LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2010. The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to ensure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence. The Audit Committee also reviewed the requirements and the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 including the Public Company Accounting Oversight Board’s Auditing Standard No. 5 regarding the audit of internal controls over financial reporting.

The Audit Committee:

Michael F. Horn, Sr., Chairman
James A. Abrahamson
Joseph M. Ahearn
William W. Sprague

Pursuant to the rules of the SEC, the foregoing Audit Committee Report is not deemed “soliciting material,” is not “filed” with the Commission and is not incorporated by reference with the Company’s Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in such report.

Executive Officers who are not Directors

The following table lists our executive officers who are not Directors as of April 26, 2010.

Name	Age	Position

William Schuster	58	Chief Operating Officer
Joseph F. Greeves	53	Executive Vice President and Chief Financial Officer
Brian E. O’Toole	46	Chief Technology Officer
Christopher R. Tully	53	Senior Vice President of Sales
William L. Warren	44	Senior Vice President, General Counsel and Corporate Secretary

William Schuster (Chief Operating Officer)

William Schuster joined the Company as Chief Operating Officer in December 2004. Prior to joining the Company, Mr. Schuster most recently served as president of Integrated Systems for BAE Systems. Prior to BAE, Mr. Schuster served at Harris Corporation as vice president of Programs within the Government Communications System Division and was vice president of the Space Applications Operation at Loral Space and Range Systems. Prior to that, Mr. Schuster worked at the Central Intelligence Agency for nearly 22 years. Mr. Schuster has a BSEE from the Polytechnic Institute of Brooklyn and has completed numerous graduate-level management courses and programs, including the Pennsylvania State University Executive Management Program and the Mahler Advanced Management Skills Program.

Joseph F. Greeves (Executive Vice President and Chief Financial Officer)

Mr. Greeves joined the Company as Executive Vice President and Chief Financial Officer in June 2009. Mr. Greeves has a strong public accounting background and more than 20 years experience as a chief financial officer. During his career, he has served as chief financial officer for four publicly traded companies, where he focused on working with entrepreneurs and management teams to build businesses, raise capital and grow shareholder value. Prior to joining the Company, Mr. Greeves served for almost seven years as executive vice president and chief financial officer of Managed Object Solutions Inc. Before joining Managed Objects, he consulted for Lazard Technology Partners as its chief financial officer executive in residence. Prior to that, Mr. Greeves was senior vice president and chief financial officer for OPNET Technologies Inc. Prior to that, he served as the chief financial officer for Fusion Systems Corporation and Ogden Environmental and Energy Services Co., a division of Ogden Corporation. Mr. Greeves graduated from the University of Maryland, is a Certified Public Accountant and began his career as an audit manager at Touche Ross & Co. (now known as Deloitte & Touche).

Brian E. O’Toole (Chief Technology Officer)

Brian O’Toole joined the Company as Chief Technology Officer in August 2008 and is responsible for developing, managing and expanding the Company’s technology, products and solutions in geospatial intelligence and location-based services. From June 2005 through August 2007, Mr. O’Toole served as vice President, Product Management at Overwatch Textron Systems. From January 2000 to June 2005, he served as president and co-founder of ITspatial, which he subsequently sold to Overwatch. Mr. O’Toole holds a Master of Science degree in Computer Engineering from Syracuse University in New York and a Bachelor of Science degree in Computer Science from Clarkson University in Potsdam, New York.

William L. Warren (Senior Vice President, General Counsel and Secretary)

William Warren joined the Company as Vice President, General Counsel and Corporate Secretary in January 2004 and was promoted to his current position in January 2007. Prior to joining the Company, Mr. Warren practiced law in the Northern Virginia and Washington, D.C. offices of Latham & Watkins LLP, an international law firm, for several years. Prior to joining Latham & Watkins, Mr. Warren was an associate in the New York office of Baker Botts L.L.P. Mr. Warren received his Juris Doctor, with honors, from the University of Texas at Austin. He is admitted to practice in Virginia, New York and the District of Columbia.

Christopher R. Tully (Senior Vice President of Sales)

Chris Tully joined the Company as Senior Vice President, Sales in March 2010 and is responsible for strategic management and development of our worldwide sales organization. Prior to joining the Company, Mr. Tully served as executive vice president and chief sales officer for Kastle Systems LLC, where he worked with the CEO to build the business, establish a national sales presence and expand into new markets. Before joining Kastle Systems, he was senior vice president of Sales & Customer Service at CoStar Group, Inc., an international provider of information and marketing services. Prior to that, Mr. Tully was group vice president of Sales at GTSI Corporation, where he was responsible for a 200-person sales organization serving federal, state and local government clients. Mr. Tully graduated from Georgetown University and began his career with Xerox Corporation.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of shares of our Common Stock as of April 8, 2010 by (i) each director of the Company; (ii) the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers of the Company for the year ended December 31, 2009; (iii) all directors and executive officers of the Company, as a group; and (iv) holders of 5% or more of our Common Stock.

Our non-employee directors receive a portion of their total compensation for Board service in the form of deferred stock units (“DSUs”). Under SEC rules, DSUs are not included in calculating beneficial ownership of our Common Stock because the holder does not have voting or investment power with respect to the DSU or the underlying shares. Nonetheless, we consider disclosure of the DSU ownership to be relevant to investors because the payment ultimately received by the holder of the DSU is in the form of Common Stock. Accordingly, the following table includes a column reflecting the number of vested DSUs owned by each non-employee director even though the underlying shares are not included in the shares reported as beneficially owned or the related percentage ownership calculations.

As of April 8, 2010, 22,064,406 shares of our Common Stock were issued and outstanding.

	Number of
	Shares			Deferred
	Beneficially		Percentage	Stock
Name and Business Address of Beneficial Owner	Owned(2)		Owned(3)	Units(4)

Directors and Executive Officers(1)
Matthew M. O’Connell	272,271	(5)
Joseph F. Greeves	6,000	(6)	*
William Schuster	44,833	(7)	*
Brian E. O’Toole	15,902	(8)	*
William L. Warren	39,591	(9)	*
Steven R. Balthazor	4,731	(10)	*
James A. Abrahamson	0		*	9,940
Joseph M. Ahearn	5,000		*	9,940
Martin C. Faga	5,000		*	9,940
Michael F. Horn	7,000		*	6,900
Lawrence A. Hough	16,042		*	9,940
Roberta E. Lenczowski	0		*	4,182
James M. Simon, Jr.	8,773		*	9,940
William W. Sprague	0		*	9,940
All directors and executive officers as a group (15 persons)	428,543		1.94
5% Holders
Fidelity Management & Research Company(11)	2,313,901	(12)	10.49
Security Investors, LLC(13)	1,686,098	(14)	7.64
Federated Investors, Inc.(15)	1,509,110	(16)	6.84
Thompson, Siegel & Walmsley LLC(17)	1,210,020	(18)	5.48

*	Less than 1%

(1)	Unless otherwise indicated, the address of the named beneficial owner is c/o GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, VA 20166.

(2)	Includes shares to which the individual has the right to acquire beneficial ownership within 60 days of April 8, 2010.

(3)	Does not include the DSUs owned by the non-employee directors, described in footnote #4 below.

(4)	In 2006, we adopted a program where each non-employee director receives an annual award of $50,000 in the form of DSUs on January 1 of each year. The number of DSUs awarded is based on the fair market value of the stock on the date of grant and vests 50% six months from the grant date and 50% twelve months from the grant date. The DSUs become payable in shares of Common Stock on the date that is six months following the non-employee director’s resignation, retirement from the Board or failure to be re-elected to the Board. Because of their commencement of service dates, Mr. Horn and Ms. Lenczowski were ineligible for the 2006 and 2007 grants. Grants for 2006 total 3,174 shares; grants for 2007 total 2,584 shares; grants for 2008 total 1,517 shares; grants for 2009 total 2,665 shares; and grants for 2010 total 1,718 shares. Because the DSUs do not constitute actual shares of outstanding Common Stock, a DSU holder does not possess voting or investment authority with respect to any Common Stock as a result of his or her ownership of a DSU.

(5)	Includes 89,655 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 8, 2010.

(6)	On June 15, 2009, the Company awarded Mr. Greeves 6,000 restricted shares of Common Stock, which vest 33% each year for three years beginning June 15, 2010.

(7)	Includes 33,746 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 8, 2010.

(8)	Includes 8,481 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 8, 2010.

(9)	Includes 31,081 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 8, 2010.

(10)	Includes 4,691 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 8, 2010.

(11)	The principal business office address for Fidelity Management & Research Company is 82 Devonshire Street, Boston, MA 02109.

(12)	Includes reportable securities held by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, as reported in its Schedule 13G/A (“SC 13G”), filed February 16, 2010.

(13)	Includes reportable securities held by Security Investors, LLC, a Kansas limited liability company, and/or on behalf of certain of its investment advisory clients. Security Investors, LLC is registered with the SEC as an investment adviser under Section 203 of the Investment Advisers Act of 1940. The principal business office address for Security Investors, LLC is One Security Benefit Place, Topeka, KS 66636.

(14)	Based on publicly available filings with the SEC, including SC 13G, filed on February 12, 2010.

(15)	Includes reportable securities held by Federated Investors, Inc., the parent holding company (the “Parent”) of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (the “Investment Advisers”), who act as investment advisers to registered investment companies and separate accounts that own shares of the Common Stock of GeoEye, Inc. The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of the Parent. All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). The Parent, the Trust and each of the Trustees expressly disclaim beneficial ownership of the Reported Securities. The principal business office address for Federated Investors, Inc. is Federated Investors Tower, Pittsburgh, PA 15222.

(16)	Based on publicly available filings with the SEC, including SC 13G, filed on February 10, 2010.

(17)	Includes reportable securities held by Thompson, Siegel & Walmsley LLC, a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The principal business office address for Thompson, Siegel & Walmsley LLC is 6806 Paragon Place, Suite 300, Richmond, VA 23230.

(18)	Based on publicly available filings with the SEC, including SC 13G, filed on February 10, 2010.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and persons who beneficially own 10% or more of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. In 2009, the Company, on behalf of all of its non-employee directors, did not report in a timely manner the annual grant of deferred stock units awarded on January 1, 2009. In addition, the Company, on behalf of Mr. Horn, did not report in a timely manner the award of deferred stock units for extraordinary service granted to Mr. Horn on January 29, 2009 and the purchase of stock by Mr. Horn on May 18, 2009.

Certain Relationships and Related Transactions

Beijing Earth Observation Inc. (“BEO”), a company incorporated in the People’s Republic of China, has entered into a master reseller agreement with the Company, whereby it is the exclusive distributor of the Company’s IKONOS satellite imagery products in China, Hong Kong and Macau. In February 2009, the Company and BEO signed another master reseller agreement authorizing BEO and its affiliate as the exclusive distributors of the Company’s GeoEye-1 satellite imagery products in China, Hong Kong and Macau. In 2007, the Company, through its subsidiary GeoEye Solutions Inc. (formerly known as ORBIMAGE SI Opco, Inc.), made an equity investment of approximately $1,000,000 in BEO’s parent company, Eastdawn Group, Inc. (“Eastdawn”), a company incorporated in the Cayman Islands. The Company’s equity investment is comprised of Series B convertible preferred shares having certain rights, preferences, privileges and restrictions. Pursuant to its agreement with BEO, the Company has the right to designate four members to the BEO board of directors. Currently, Messrs. O’Connell and Warren, along with another Company employee, serve on BEO’s board of directors. They do not receive any remuneration for their service on the BEO board.

As noted in the directors’ biographies above, one of our directors, Mr. Sprague, is employed as president and chief executive officer of Madison Williams, formerly known as SMH Capital Markets (“SMH”), where Mr. Sprague served as chief executive officer until December 2009. In October 2009, SMH performed consulting services for the Company in connection with its issuance of $400 million of senior secured notes due October 1, 2015, and we paid approximately $263,000 to SMH for such services.

Executive Compensation

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has the responsibility for implementing and monitoring our compensation philosophy as adopted by the Board upon the recommendation of the Committee. Throughout this Proxy Statement, our Chief Executive Officer, Chief Financial Officer and the other individuals included in the Summary Compensation Table on page 27, are referred to as the “named executive officers.” The Board, with the Committee’s assistance, seeks to ensure that the total compensation paid to our executive officers, including the named executive officers, is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers are similar to those provided to other executive officers.

Compensation Philosophy and Objectives

The Board believes that the most effective executive compensation program is one that is designed to reward annual and long-term performance based upon clearly established goals intended to improve stockholder value. To help enact the Board’s compensation philosophy, the Committee has been empowered to evaluate base compensation levels to ensure that we maintain our ability to attract and retain superior employees and that we remain at competitive levels relative to our peer companies. At the beginning of each fiscal year, the Committee establishes annual and long-term incentive compensation for executives in relation to that fiscal year based on minimum and maximum target ranges for corporate performance and individual performance expectations.

Role of Executive Officers in Compensation Decisions

The Committee annually reviews the performance of our Chief Executive Officer, and our Chief Executive Officer annually reviews the performance of each of our other named executive officers. The Chief Executive Officer is evaluated by the Committee based upon the Company’s overall performance and any individual goals for the current year that may have been set for the Chief Executive Officer by the Committee in his annual performance review. Named executive officers, other than the Chief Executive Officer, are evaluated based upon their contributions to overall Company performance, performance of the named executive officer’s department, and performance of the named executive officer against personal goals set for the current year established in the named executive officer’s prior year’s annual performance review. The conclusions reached and preliminary recommendations based on these reviews, including salary adjustments and annual equity and non-equity award amounts, are presented to the Committee for its review and approval. Under its delegation from the Board, the Committee exercises ultimate decision making authority with respect to awards to each of our named executive officers.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve established business goals and reward the executives for achieving such goals. In 2009, the Committee again engaged Frederic W. Cook & Co., Inc. (“Cook”), an independent executive compensation consulting firm, who provided input on our compensation programs, including those for our Chief Executive Officer and other named executive officers. Cook provided the Committee with relevant market data and alternatives to consider when making compensation decisions for all of our named executive officers and for other officers and key employees.

In making compensation decisions, the Committee reviews total compensation against a peer group of publicly-traded technology and government contracting companies (collectively, the “Compensation Peer Group”). The Compensation Peer Group, which was originally developed by the Committee in conjunction with Cook, is periodically reviewed and updated by the Committee to ensure the group reflects companies against which the Committee believes we compete for talent and for stockholder investment. The Committee, in consultation with Cook and executive management, revised the Compensation Peer Group this year to include companies in the technology, aerospace and satellite industries with significant government contracting business, higher price to earnings ratios and larger market capitalizations to more accurately reflect the Company’s peers for purposes of measuring stock performance and executive compensation. The companies currently comprising the Compensation Peer Group are:

AeroVironment, Inc. Applied Signal Technology, Inc. Argon ST, Inc. CoStar Group, Inc. Cubic Corporation DigitalGlobe, Inc.	Neustar, Inc. Savvis, Inc. Trimble Navigation Limited Tyler Technologies, Inc. ViaSat, Inc.

The Committee generally strives to set compensation for named executive officers at the 50th percentile of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by the experience level of the individual and market factors, including length of tenure and the current degree of competition for suitable candidates. Further, compensation data for companies of similar size in the Washington metropolitan region is made available to the Committee for consideration.

A significant percentage of total compensation is based on incentives. The general policy regarding the allocation between cash and non-cash and short-term and long-term incentive compensation is based upon providing cash compensation for annual performance and non-cash compensation for long-term performance. The total amounts established as available for annual incentive compensation are based upon formulas that reflect individual base salaries and award percentages for achievement within the target ranges set for performance. The total amounts of equity compensation for long-term incentive compensation are established to achieve total compensation results, which approximate the median of similarly placed executives in the Compensation Peer

Group. The eventual value established for an executive reflects the foregoing sources and the Committee’s further determination of the Company’s performance and the individual’s contributions.

2009 Executive Compensation Components

For the fiscal year ended December 31, 2009, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation;

•	long-term equity incentive compensation; and

•	perquisites and other personal benefits.

The 2006 Omnibus Stock Incentive Plan (the “2006 Plan”), approved by our stockholders at the 2006 Annual Meeting of Stockholders, provides the Committee the opportunity to use equity for performance-based and long-term incentive compensation. The 2006 Plan gives the Board, or on the Board’s behalf, the Committee, the latitude to design cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by key employees while encouraging the growth of stockholder value and allowing key employees to participate in our long-term growth and market value and to share in our profitability. Although all of our employees may be issued awards under the 2006 Plan, the Board has established specific programs governing awards for key employees and non-employee directors. Currently, approximately twenty-five key employees (including the named executive officers) are covered by programs established under the 2006 Plan.

The 2006 Plan provides for grants, by the Committee or the Board, of shares of our Common Stock, restricted stock, share units, stock options, stock appreciation rights, performance units and/or performance bonuses. In granting these awards, the Committee or the Board may establish any conditions or restrictions it deems appropriate. In addition, newly hired or promoted executives may receive awards of stock options or restricted stock or units outside of the normal annual grant under the 2006 Plan.

Base Salary

We provide named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data. Base salary ranges are designed so that salary opportunities for a given position will be between 80% and 120% of the midpoint of the base salary established for each range.

During its review of base salaries for executives, the Committee primarily considers:

•	market data provided by our independent compensation consultants and other sources;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	performance of the executive against goals set for the executive, their department and the Company as a whole.

Salary levels are typically considered annually as part of our performance review process and upon a promotion or other change in job responsibility. Adjustments to annual salaries of the executive officers are based on the assessment of each individual’s performance, changes to the individual’s responsibility and authority, peer group data and recommendations to the Committee from the Chief Executive Officer for each of the named executive officers (other than the Chief Executive Officer whose performance is reviewed by the Committee).

Performance-Based Incentive Compensation

Performance-based incentive compensation awards were paid to executive management pursuant to the 2009 Annual Incentive Compensation Program (the “Annual Incentive Plan”). With respect to the named executive officers, the award amounts earned are included in the “Non-Equity Incentive Plan Compensation” column in the

“Summary Compensation Table” on page 27. The Annual Incentive Plan is an annual cash incentive program that the Board has established to provide a uniform annual award for executives, including all of the named executive officers. The Annual Incentive Plan provides guidelines for the calculation of annual non-equity incentive-based compensation, subject to Committee oversight and modification. For 2009, the Board determined that annual incentives for the named executive officers would be based upon the business plan for that year as presented to the Board in December 2008. A target range was established around the projected revenue and earnings goals for the year contained in the business plan. The individual percentage amounts paid to the named executive officers based on achievement within the target range are the same as the Board expects will apply in future years as described below.

Each year, in connection with the Board’s consideration of management’s proposed business plan for the following year, the Committee considers whether an Annual Incentive Plan should be established for the succeeding year and, if so, approves the group of employees eligible to participate in the Annual Incentive Plan and the performance criteria for that year. The Annual Incentive Plan includes various incentive levels based on the participant’s accountability and impact on our operations, with target award opportunities that are established as a percentage of base salary. These targets range from 30% of base salary to 75% of base salary for our named executive officers.

Each year, the Committee determines, and the Board affirms, a minimum and maximum target range around a goal for each component of the corporate financial objective of the Annual Incentive Plan. These target ranges are generally established based on the objectives set forth in our business plan for the fiscal year, as the Committee believes that the business plan reflects the strong performance needed to enhance stockholder value. Payment of awards under the Annual Incentive Plan is based upon the achievement of such objectives. In making the annual determination of the minimum and maximum range for recommendation to the Board, the Committee may consider specific circumstances facing us during the coming year. Objectives are set in alignment with our strategic plan and expectations regarding our performance. Generally, the Committee intends to set the minimum and maximum goal levels such that the relative difficulty of achieving the goal level is consistent from year to year.

Named executive officers receive:

•	no payment for a corporate financial objective unless we achieve the minimum performance level (as computed for the total corporate financial objective);

•	a payment of between 25% and 100% of the target award opportunity for the corporate financial objective portion if we achieve or exceed the minimum performance level but do not achieve the goal performance level;

•	a payment of between 100% and 200% of the target award opportunity for the corporate financial objective portion if we achieve or exceed the goal performance level but do not attain the maximum performance level; and

•	a payment of 200% of the target award opportunity for the corporate financial objective portion if we achieve or exceed the maximum performance level.

Upon completion of the fiscal year, the Committee determines the percentage amount which reflects the corporate performance against the established minimum and maximum target range.

For fiscal 2009, Annual Incentive Plan awards for our named executive officers were based upon achievement of corporate financial objectives relating to total revenues and adjusted EBITDA, with each component accounting for 50%, respectively, of the total corporate financial objectives of the Annual Incentive Plan award. (Adjusted EBITDA is a non-GAAP financial measure that represents net income (loss) before depreciation and amortization expenses, net interest income or expense, loss from early extinguishment of debt, income tax expense (benefit), non-cash loss on inventory and investment impairments and non-cash stock based compensation expense.) The percentage of achievement of the corporate financial objectives for 2009 was approved at 96%, and determined the size of the pool from which awards could be paid, based on a target for each executive that could be adjusted based on the Committee’s assessment of that individual’s performance. The level of achievement of the corporate financial objectives for 2009 upon which awards to our named executive officers were based was determined using the following information:

	2009 Target	2009 Actual	Percentage

EBITDA	$129.8	$132.2	102%
Total Revenues	$292.4	$271.1	93%

When assessing whether an individual’s performance merits adjustment of an award, the Committee considers such factors as the individual’s role in the Company; his or her level of responsibility; achievement of personal performance goals; growth in sales, revenue or new business for which such executive is responsible; and overall performance impact on financial results. For 2009, the Committee approved payment of a full-year bonus to Mr. Greeves, in lieu of the partial-year bonus agreed to in his executive employment agreement, as a result of the direct impact of his performance on internal accounting operations and controls, the Company’s successful bond offering, and the resulting increase in stockholder value.

The 2009 fiscal year is the fourth year for which the current Annual Incentive Plan methodology has been used. Actual performance award funding under the Annual Incentive Plan is based upon achievement of between 75% and 125% of the revenue and earnings objectives. In 2009, we succeeded in achieving performance levels in excess of the minimum required for both earnings and revenue. The primary factors effecting the achievement of our targets included successfully addressing two anomalies on the GeoEye-1 satellite and a delay in checking out the GeoEye-1 satellite due to very high-precision requirements, a successful debt offering, improved credit ratings, and a positive tax determination resulting in a substantial refund to the Company.

Long-Term Incentive Compensation

The Long-Term Incentive Program (“LTIP”) encourages participants to focus on our long-term performance and provides an opportunity for executive officers, including all of the named executive officers, and certain designated key employees, to increase their stake in the Company through grants of options and restricted stock units. When allocating long-term incentives, the Committee currently targets 50% of the total value to be comprised of stock options with the remaining 50% in the form of restricted stock unit grants. Options to purchase Common Stock vest over a four-year period and grants of restricted stock units vest based on both continued service and performance relative to pre-established objectives over a three-year period. By using a mix of stock options and restricted stock unit grants, we are able to compensate executives for sustained increases in our performance. The program delivers value only when our performance targets are achieved.

In 2009, restricted stock unit grants were awarded with a performance cycle of 2009 through 2011. Previous awards made for 2006, 2007 and 2008 were similarly designed with performance cycles of 2006 through 2008, 2007 through 2009 and 2008 through 2010, respectively. The restricted stock units vest, if at all, on the third anniversary of the award date. Restricted stock units will only vest if the recipient is employed by us on the vesting date. The amount that vests is determined by multiplying the target number of restricted stock units by the “applicable vesting percentage.” The applicable vesting percentage is equal to a percentage between 20% and 200%, which is determined by performance measurement based on our return on assets. The return on assets goal is subject to both a threshold and a ceiling. The threshold and ceiling amounts for return on assets are set at 60% and 150% of our target return on assets, respectively. The applicable vesting percentage increases by 2% for each 1% increase in the actual return on assets, as compared to the target return on assets, up to a maximum applicable vesting percentage of 200% if the actual return on assets is equal to or greater than 150% of the target return on assets as of the vesting date. Failure of the actual return on assets to be at least 60% of target return on assets as of the vesting date will result in the applicable vesting percentage being 0%, and in no event shall the applicable vesting percentage exceed 200%.

The following table shows the relationship of our actual return on assets to the amount of restricted stock units that will vest at the end of the three year performance period:

Performance of Target Return on Assets	Applicable Vesting
Achieved over Performance Period	Percentage

60%	20%
70	40
80	60
90	80
100	100
110	120
120	140
130	160
140	180
150	200

“Return on assets” is the financial quotient obtained by dividing (a) our consolidated operating cash flow as set forth in our filed Form 10-K for the three fiscal years through the vesting date, less payments received from the NGA under our NextView contract to build and launch GeoEye-1 and less capitalized development budget overruns by (b) our total assets for the three years through the vesting date as set forth in our Form 10-K, calculated on a weighted average return. Application of the return on assets formula resulted in the Company failing to meet the minimum performance targets for the performance cycles of 2006-2008 and 2007-2009. As a result, the restricted stock units failed to vest, and no value was realized by the executives despite strong overall performance of the Company.

The Committee makes all determinations regarding the award of grants and the application of the plan, including the applicable vesting percentage, performance metric, and the extent to which any restricted stock units have become vested. The Committee recently reassessed the appropriateness of the return on assets performance metric in light of the strong overall performance of the Company, and whether the metric was properly applied to incentivize executive management consistent with the Company’s executive compensation objectives discussed above. Following its review, the Committee approved a modification of the restricted stock unit awards to clarify that the calculation to be used in measuring performance should be the total three year return on equity/debt formula. “Return on equity/debt” is the financial quotient obtained by dividing (a) our total net cash provided by operations, excluding restricted cash transfers, payments received from the National Geospatial-Intelligence Agency under our NextView contract to build and launch GeoEye-1 and capitalized development budget overruns, for the three years through vesting date by (b) total stockholders’ equity and total long-term debt for the three years prior to vesting. In connection with this clarification, the Committee approved a discretionary cash payment in an aggregate amount of $167,446 to three of our named executive officers which is equal to the value of the restricted stock units that would have vested under the 2006 and 2007 awards had the return on equity/debt formula been applied. The calculation for the return on equity/debt for 2006 and 2007 awards are set forth in the table below (dollars in thousands):

	Total Net	Total Stockholders’
	Cash from	Equity and
	Operations	Long-Term Debt for	Actual Weighted	Target Weighted
	for 3 Year	3 Year Vesting	Average Return	Average Return
	Vesting Period	Period	on Equity/Debt	on Equity/Debt	Payout

2006 LTIP Award	$87.0	$1,274.8	6.8%	10.9%	24.7%
2007 LTIP Award	$144.5	$1,447.9	10.0%	14.3%	40.0%

The return on equity/debt formula will be used to determine whether or not the restricted stock units granted in 2008 and 2009 will vest as described herein and the applicable vesting percentages of such grants will follow the performance targets set forth above. The Committee is currently re-evaluating the performance measurement to be used with respect to future restricted stock unit awards. As a result no awards of restricted stock units have yet been made in 2010.

As noted above, in addition to the restricted stock unit awards, under the LTIP, the Board also awards stock options to executives. Options are awarded with an exercise equal to the fair market value of our Common Stock’s on the date of the grant. The Board does not grant options with an exercise price that is less than our Common Stock’s fair market value on the grant date.

The options granted by the Board vest at a rate of 25% per year over the first four years of the eight-year option term. Vesting rights cease upon termination of employment except in the case of death (subject to a one-year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Prior to making the determination of how many restricted stock units and options to grant to the named executive officers, the Compensation Committee considers several factors, including such named executive officer’s role within the Company, his or her level of responsibility, experience, level of performance, tenure, stock price, prior award history and compensation practices of industry peers. In general, the Chief Executive Officer receives a greater portion of his total compensation in the form of equity grants than the Company’s other named executive officers. As such, Mr. O’Connell’s equity grants are substantially larger than our other named executive officers; however, grants to Mr. O’Connell are based upon the same criteria outlined above.

Perquisites, Savings Plan and Other Benefits

We provide named executive officers with perquisites, a savings plan and other personal benefits that we and the Committee believe are reasonable and consistent with our overall compensation program and will assist in attracting and retaining superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The Chief Executive Officer is provided reimbursement for the lease of an automobile and for commuting to the Company’s offices in Virginia from his domicile in New York. The Chief Executive Officer, Chief Operating Officer and the former Chief Financial Officer also all received life insurance paid for by the Company in excess of the group life coverage provided to all employees.

The Savings Plan is a tax-qualified retirement savings plan pursuant to which all employees, including the named executive officers, are able to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. We match 100% of the first 4% of pay that is contributed to the Savings Plan.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2009, are included in column (i) of the “Summary Compensation” Table on page 27.

On April 12, 2007, we also adopted a Key Employee Change In Control Severance Plan (“CIC Plan”) covering the named executive officers, except for Mr. Balthazor. The choice of which executives are covered by the CIC Plan is based upon the Committee’s judgment as to which executives would be most likely to be terminated in a change in control but whom are critical to the operations of the Company prior to the consummation of a change in control and which therefore need added incentive to insure retention during potential changes in control. The CIC Plan is designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Payments Made Upon a Change in Control + Termination Without Cause” on page 35.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes.

Accounting for Stock-Based Compensation

Pursuant to SEC rules, we account for stock-based payments including our stock option program, long-term stock grant program, restricted stock program and stock award program in accordance with generally accepted accounting principles.

Section 409A

In accordance with IRS guidance interpreting the requirements of Section 409A, we have amended the relevant employment agreements and Change In Control Severance Plan so that such agreements and plan will be administered in a manner that is in good faith compliance with Section 409A. The Board intends that any awards under the Change In Control Severance Plan satisfy the applicable requirements of Section 409A.

Compensation Committee Report on the Compensation Discussion and Analysis

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement for filing with the SEC.

The Compensation Committee:

William W. Sprague, Chairman
Joseph M. Ahearn
Martin C. Faga
James M. Simon, Jr.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2009. The named executive officers were not entitled to receive Non-Equity Incentive Plan Compensation for fiscal year 2008.

							Non-Equity
				Stock		Option	Incentive Plan	All Other
		Salary	Bonus	Awards		Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)		($)(6)	($)(8)	($)(9)	($)

Matthew M. O’Connell	2009	435,485	200,000	270,106		256,207	431,965	50,440	1,644,203
President, Chief Executive	2008	420,000	—	258,166		202,587	—	48,520	929,273
Officer and Director	2007	420,000	—	715,986	(5)	409,482	121,314	28,520	1,695,302
Joseph F. Greeves(10)	2009	137,596	75,000	225,105	(4)	505,159 (7)	127,200	1,631	1,071,691
Executive Vice President, Chief Financial Officer
William Schuster	2009	282,858	75,000	113,824		107,951	164,440	10,989	755,062
Chief Operating Officer	2008	275,843	—	91,877		55,366	—	10,989	434,075
	2007	275,843	—	208,692	(5)	94,908	54,479	10,789	644,711
William L. Warren	2009	248,900	75,000	88,232		83,675	141,351	9,575	646,733
Senior Vice President, General	2008	240,054	—	88,823		61,964	—	9,200	400,041
Counsel & Corporate Secretary	2007	222,272	—	164,484	(5)	76,703	46,972	8,884	519,315
Brian E. O’Toole(10)	2009	233,294	75,000	79,931		75,821	100,787	8,308	573,141
Chief Technology Officer
Steven R. Balthazor(11)	2009	176,723	6,000	27,342		25,931	52,114	6,989	295,099
Vice President, Financial Planning	2008	163,369	—	12,650		43,665	—	4,728	224,412
and Analysis (Interim Principal Financial Officer)

(1)	On March 17, 2009, Messrs. O’Connell, Warren and O’Toole were granted shares of restricted stock as a component of their 2009 annual compensation. The fair market value of the restricted stock on the grant date was $18.39, and the value of the award is included as a portion of their salary. For specific information on the restricted stock grants made during 2009, please refer to the Grants of Plan-Based Awards Table.

(2)	In 2009, the Company awarded bonus payments to all of its named executive officers, excluding Mr. Balthazor, in recognition of extraordinary individual performance related to financing and operational activities. Mr. Balthazor was awarded a bonus payment in 2009 for extraordinary service related to our SEC filings.

(3)	On May 5, 2009, pursuant to its Long Term Incentive Plan (“LTIP”), the Company granted to the named executive officers, with the exception of Mr. Greeves, restricted stock units (“RSUs) for the 2009-2011 performance cycle which will vest on March 15, 2012, only if the Company achieves certain identified targets, as further described in the “Compensation Discussion and Analysis” under the heading “Long-Term Incentive Compensation.” If performance is achieved and the RSUs vest, they will be converted into shares of Common Stock and awarded to the named executive officer if he is still employed by us. Grant date fair market value of the RSUs is calculated by multiplying the mean of the high and low trading prices of the stock on the grant date by the number of RSUs granted. The fair market value of the RSUs on the grant date was $26.52.

(4)	Pursuant to his employment agreement, Mr. Greeves was granted 6,000 shares of restricted stock on June 15, 2009, the date he commenced employment with the Company. The restricted stock will vest in three equal installments on the anniversary date of the grant starting June 15, 2010. Mr. Greeves was also granted 3,956 RSUs on June 15, 2009, under our LTIP with respect to the 2009-2011 performance cycle. Between 20%-200% of the RSUs will vest if the Company achieves certain identified targets, as further described in the “Compensation Discussion and Analysis” under the heading “Long-Term Incentive Compensation,” on March 15, 2012. If the RSUs vest on March 15, 2012, they will be converted into shares of Common Stock and awarded to the named executive officer, if he is still employed by us. The fair market value of the RSUs on the grant date was $22.61.

(5)	During 2009, the RSUs previously granted to Messrs. O’Connell, Schuster and Warren under our LTIP, with respect to the 2006-2008 performance cycle, were cancelled because the Company failed to reach the minimum target asset return for the RSUs to vest. As a result, no named executive officer was granted shares of stock. Messrs. O’Connell, Schuster and Warren had 11,673 RSUs valued at $210,114, 2,705 RSUs valued at $48,690 and 2,364 RSUs valued at $42,552, respectively, that were cancelled as of April 12, 2009.

(6)	On March 12, 2009, the Company granted options to purchase Common Stock under the LTIP to the named executive officers, with the exception of Mr. Greeves. Grant date fair market value of the options granted is calculated by using the multiplier derived from the Black-Scholes option pricing model and multiplying that by the number of options granted. The assumptions used in determining the fair value of the options are set forth in Note 14, “Stock Incentive Plans — Value Assumptions,” to our Consolidated Financial Statements found in our Annual Report on Form 10-K for the year ended December 31, 2009. The LTIP options vest 25% each year, beginning with March 12, 2010 and expire on March 11, 2017.

(7)	Mr. Greeves was awarded one LTIP grant of 5,986 options to purchase Common Stock on June 15, 2009 with a term of eight years and one non-LTIP grant of 25,000 options to purchase Common Stock on June 15, 2009 with a term of ten years. Mr. Greeves’ LTIP and non-LTIP options vest 25% each year beginning June 15, 2010.

(8)	The Company awarded annual non-equity incentive-based compensation to its six named executive officers based upon achievement of corporate financial objectives relating to earnings and revenues for 2009. Additionally, Messrs. O’Connell, Schuster and Warren received cash payments equal to the value of the RSUs that would have vested under the 2006 and 2007 awards had the return on equity/debt formula been applied. See “Compensation Discussion and Analysis” under the heading “Performance-Based Incentive Compensation” and “Long-Term Incentive Compensation” for additional information related to these awards.

(9)	Includes perquisites, insurance premiums and other compensation itemized on the “2009 All Other Compensation” table.

(10)	Messrs. Greeves and O’Toole did not become named executive officers until 2009; therefore, no disclosure is made for the prior years.

(11)	Mr. Balthazor served as our interim Principal Financial Officer from December 10, 2008 through June 15, 2009.

2009 ALL OTHER COMPENSATION

		Perquisites			Company
		and Other			Contributions
		Personal		Insurance	to Retirement and
		Benefits		Premiums	401(k) Plans	Total
Name	Year	($)		($)(1)	($)(2)	($)

Matthew M. O’Connell	2009	39,720	(3)	1,520	9,200	50,440
President, Chief Executive Officer and Director
Joseph F. Greeves	2009	—			1,631	1,631
Executive Vice President, Chief Financial Officer
William Schuster	2009	—		1,789	9,200	10,989
Chief Operating Officer
William L. Warren	2009	—			9,575	9,575
Senior Vice President, General Counsel and Corporate Secretary
Brian E. O’Toole	2009	—			8,308	8,308
Chief Technology Officer
Steven R. Balthazor	2009	—			6,989	6,989
Interim Principal Financial Officer

(1)	Consists of life insurance premiums paid for 2009 under separate term life insurance policies for Messrs. O’Connell and Schuster.

(2)	Totals consist of Company matches to named executive officer contributions to 401k plan. Company has no other retirement plan in place.

(3)	Consists of $18,000 car allowance and $21,720 commuting costs from New York, NY residence to Dulles, VA office paid during 2009.

2009 PERQUISITES

		Personal Use of
		Company	Total Perquisites and
Name	Year	Car/Parking(1)	Other Personal Benefits

Matthew M. O’Connell	2009	18,000	$39,720 (2)
President, Chief Executive Officer and Director
Joseph F. Greeves	2009	—	—
Executive Vice President, Chief Financial Officer
William Schuster	2009	—	—
Chief Operating Officer
William L. Warren	2009	—	—
Senior Vice President, General Counsel and Corporate Secretary
Brian E. O’Toole	2009	—	—
Chief Technology Officer
Steven R. Balthazor	2009		—
Interim Principal Financial Officer

(1)	Company does not pay for parking for any employee. Company provides $18,000 car allowance for the CEO only.

(2)	Other personal benefits include the Company’s reimbursement of costs associated with Mr. O’Connell’s commute from his residence in New York, NY to the Company’s Dulles, VA office.

2009 GRANTS OF PLAN-BASED AWARDS

													Grant
								All Other		All Other			Date
								Stock		Option		Exercise	Fair
								Awards:		Awards:		or	Value of
								Number of		Number of		Base	Stock
		Estimated Possible Payouts Under			Estimated Possible Payouts Under			Shares of		Securities		Price	and
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards(2)			Stock or		Underlying		of Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units		Options		Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)		(#)(3)		($/Sh)	($)(6)

Matthew M. O’Connell	N/A	78,750	315,000	630,000
	5/5/2009				2,037	10,185	20,370						270,106
	3/12/2009									20,126		19.52	256,207
	3/17/2009							842	(4)				15,484
Joseph F. Greeves	N/A	33,125	132,500	265,000
	6/15/2009				791	3,956	7,912						89,445
	6/15/2009							6,000	(5)				135,660
	6/15/2009									5,986		22.61	92,261
	6/15/2009									25,000	(3)	22.61	412,898
William Schuster	N/A	35,680	142,721	285,442
	5/5/2009				858	4,292	8,584			8,480		19.52	113,824
	3/12/2009												107,951
William L. Warren	N/A	30,007	120,027	240,054
	5/5/2009				665	3,327	6,654						88,232
	3/12/2009									6,573		19.52	83,675
	3/17/2009							481	(4)				8,845
Brian E. O’Toole	N/A	28,125	112,500	225,000
	5/5/2009				603	3,014	6,028						79,931
	3/12/2009									5,956		19.52	75,821
	3/17/2009							451	(4)				8,294
Steven R. Balthazor	N/A	13,349	53,396	106,792
	5/5/2009				206	1,031	2,062						27,342
	3/12/2009									2,037		19.52	25,931

(1)	For Non-Equity Incentive Plan Awards, these columns show the range of potential cash payouts that each named executive officer was entitled to earn for calendar year 2009 pursuant to annual non-equity incentive awards made under the Annual Incentive Plan as described in the section titled “Performance-Based Incentive Compensation” in the Compensation Discussion and Analysis. The threshold amount is based on 25% of the named executive officer’s target bonus amount and the maximum payout is 200% of the named executive officer’s target bonus amount. For bonus payments made during 2009, please refer to the Summary Compensation table.

(2)	These amounts relate to grants in the form of RSUs issued under our LTIP. “Target” is the number of RSUs awarded during 2009. “Threshold” represents the lowest possible payout (20 percent of the grant) if there is a payout, and “Maximum” reflects the highest possible payout (200 percent of the grant). The RSUs were designed with a performance cycle of 2009 through 2011. The RSUs granted will vest entirely and convert into shares of stock if (i) the Company achieves its target and (ii) if the named executive officer is still employed by the Company on March 15, 2012 (the “Vesting Date”). See “Compensation Discussion and Analysis” under the heading “Long-Term Incentive Compensation” for additional information.

(3)	The majority of option grants made in 2009 were in the form of LTIP grants awarded on May 5, 2009. The LTIP options have an eight-year term. All LTIP option grants vest 25% each year beginning March 12, 2010. Mr. Greeves was also awarded one non-LTIP grant of 25,000 options on June 15, 2009 with a term of ten years. Mr. Greeves’ non-LTIP options vest 25% each year beginning June 15, 2010.

(4)	On March 17, 2009, Messrs. O’Connell, Schuster and O’Toole were granted shares of restricted stock as part of their annual compensation for 2009. The stock vested 100% on the one-year anniversary of the grant date, March 17, 2010. Also, please refer to the Summary Compensation Table.

(5)	This amount represents the restricted stock granted to Mr. Greeves on June 15, 2009, the first day of his employment with the Company. The restricted stock will vest in three equal installments on the anniversary of the grant date starting June 15, 2010.

(6)	Grant Date fair value assumptions are consistent with those disclosed in Note 2, “Significant Accounting Policies — Stock Based Compensation” to our Consolidated Financial Statements found in our 2009 Annual Report on Form 10-K. Valuation for option grants, pursuant to Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 718 is based on the Black-Scholes model. Options granted on March 12, 2009 had a grant date fair value of $12.73. The LTIP options awarded to Mr. Greeves on June 15, 2009 had a grant date fair value of $15.41 and the non-LTIP options awarded to Mr. Greeves on June 15, 2009 had a grant date fair value of $16.52. Valuations for stock or RSU grants pursuant to FASB ASC Topic 718 is based on the average of the high and low trading prices on the grant date. The RSUs granted on May 5, 2009 had a grant date fair value of $26.52. The RSUs awarded on June 15, 2009 had a grant date fair value of $22.61. All calculations are rounded to the nearest dollar.

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards								Stock Awards
															Equity
															Incentive
													Equity		Plan
													Incentive		Awards:
													Plan		Market or
													Awards:		Payout
						Equity							Number of		Value of
						Incentive						Market	Unearned		Unearned
						Plan Awards:						Value of	Shares,		Shares,
		Number of		Number of		Number of				Number of		Shares or	Units		Units
		Securities		Securities		Securities				Shares or		Units of	or Other		or Other
		Underlying		Underlying		Underlying				Units of		Stock	Rights		Rights
		Unexercised		Unexercised		Unexercised	Option			Stock That		That	That		That
	Option	Options/SARS		Options		Unearned	Exercise	Option		Have Not		Have Not	Have Not		Have Not
	Grant	(#)		(#)		Options	Price	Expiration	Stock/RSU	Vested		Vested	Vested		Vested
Name	Date	Exercisable		Unexercisable		(#)	($)	Date(1)	Grant Date	(#)		($)(2)	(#)		($)(2)

Matthew M. O’Connell
President, Chief Executive
Officer and Director	9/24/2004	45,307	(3)	—			6.50	9/23/2014
	4/12/2007	11,523	(4)	11,522	(4)		18.00	4/12/2015	4/12/2007				10,254	(14)	285,882
	4/12/2007	10,666	(5)	10,668	(5)		18.00	4/12/2015
									12/24/2008				8,061	(15)	224,741
	12/24/2008	6,033	(6)	18,102	(6)		24.50	8/26/2016
	3/12/2009			20,126	(7)		19.52	3/11/2017
									3/17/2009	842	(16)	23,475
									5/5/2009				10,185	(17)	283,958

Joseph F. Greeves	6/15/2009			5,986	(8)		22.61	6/14/2017	6/15/2009				3,956	(18)	110,293
Executive Vice President	6/15/2009			25,000	(9)		22.61	6/14/2019	6/15/2009	6,000	(19)	167,280
and Chief Financial Officer

William Schuster	12/6/2004	22,262	(10)				18.25	12/5/2014
Chief Operating Officer	4/12/2007	2,671	(4)	2,670	(4)		18.00	4/12/2015	4/12/2007				2,376	(14)	66,243
	4/12/2007	2,473	(5)	2,472	(5)		18.00	4/12/2015
	12/24/2008	1,649	(6)	4,947	(6)		24.50	8/26/2016	12/24/2008				2,203	(15)	61,420
	3/12/2009			8,480	(7)		19.52	3/11/2017
									5/5/2009				4,292	(17)	119,661

William L. Warren	9/24/2004	21,359	(3)				6.50	9/23/2014
Senior Vice President,	4/12/2007	2,333	(4)	2,334	(4)		18.00	4/12/2015	4/12/2007				1,752	(14)	48,846
General Counsel and	4/12/2007	1,822	(5)	1,824	(5)		18.00	4/12/2015
Corporate Secretary	12/24/2008	1,845	(6)	5,537	(6)		24.50	8/26/2016	12/24/2008				2,466	(15)	68,752
	3/12/2009			6,573	(7)		19.52	3/11/2017
									3/17/2009	481	(16)	13,410
									5/5/2009				3,327	(17)	92,757

Brian E. O’Toole	8/11/2008	5,000	(11)	15,000	(11)		24.06	8/10/2018	8/11/2008	3,334	(20)	92,952
Chief Technology Officer	12/24/2008	1,992	(6)	5,978	(6)		24.50	8/26/2016	12/24/2008				2,662	(14)	74,217
	3/12/2009			5,956	(7)		19.52	3/11/2017
									3/17/2009	451	(16)	12,574
									5/5/2009				3,014	(17)	84,030

Steven R. Balthazor	4/12/2007	2,000	(12)	2,000	(12)		18.00	4/11/2017
Interim Principal	12/22/2008	625	(13)	1,875	(13)		15.61	12/21/2018
Financial Officer	12/24/2008	557	(6)	1,673	(6)		24.50	8/26/2016	12/24/2008				745	(14)	20,771
	3/12/2009			2,037	(7)		19.52	3/11/2017
									5/5/2009				1,031	(17)	28,744

(1)	Options vest at the rate of 25% per year over the first four years of the life of the option. Options granted under the LTIP have an eight-year term, and the options granted under the non-LTIP have a ten-year term. All options granted in 2004 were non-LTIP options. With the exception of Mr. Greeves’ grant of 25,000 options, all options awarded in 2009 were LTIP grants.

(2)	Market value is based on the closing stock price of $27.88 on December 31, 2009, the last day of the fiscal year.

(3)	Mr. O’Connell was awarded 45,307 options to purchase Common Stock under the 2003 Incentive Plan, and Mr. Warren was awarded 21,359 options to purchase Common Stock under the 2003 Incentive Plan. All of these options had vested as of December 31, 2008. These options are exercisable until September 23, 2014.

(4)	This amount represents the number of options issued to the named executive officer under our LTIP with respect to the 2006-2008 performance cycle. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term.

(5)	This amount represents the number of options issued to the named executive officer under our LTIP with respect to the 2007-2009 performance cycle. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term.

(6)	This amount represents the amount of options issued to the named executive officer under our LTIP with respect to the 2008-2010 performance cycle. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term, beginning August 26, 2009 and will expire August 26, 2016.

(7)	This amount represents the amount of options issued to the named executive officer under our LTIP with respect to the 2009-2011 performance cycle. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term, beginning March 12, 2010 and will expire March 11, 2017.

(8)	This amount represents the amount of options issued to Mr. Greeves under our LTIP with respect to the 2009-2011 performance cycle. The options will vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term, beginning June 15, 2010 and will expire June 14, 2017.

(9)	Pursuant to his employment agreement, Mr. Greeves was granted 25,000 options to purchase shares of Common Stock. The options will vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the ten-year option term, beginning June 15, 2010 and will expire June 14, 2019.

(10)	Pursuant to his employment agreement, Mr. Schuster was granted 22,262 options to purchase shares of Common Stock, all of which had vested as of December 31, 2008.

(11)	Pursuant to his employment agreement, Mr. O’Toole was granted 20,000 options to purchase shares of Common Stock. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the ten-year option term, beginning August 11, 2009 and will expire August 10, 2018.

(12)	Mr. Balthazor was granted 4,000 options to purchase shares of Common Stock pursuant to a non-LTIP grant on April 12, 2007. The options vest 25% each year, beginning April 12, 2008 and expire on April 11, 2017.

(13)	Mr. Balthazor was granted 2,500 options to purchase shares of Common Stock pursuant to a non-LTIP grant on December 22, 2008. The options vest 25% each year, beginning December 22, 2009 and expire on December 21, 2018.

(14)	This amount represents the target number of RSUs issued under our LTIP with respect to the 2007-2009 performance cycle. The RSUs would vest, if at all, based on the financial performance of the Company during this period and be converted into shares of Common Stock on April 12, 2010, if the named executive officer was still employed by the Company. As of December 31, 2009, the RSUs were outstanding. However on the vesting date, April 12, 2010, the RSUs were cancelled due to the Company failing to reach the minimum target for the RSUs to vest. As a result no named executive officer was granted shares of stock.

(15)	All of the named executive officers, with the exception of Mr. Greeves, were granted RSUs under our LTIP with respect to the 2008-2010 performance cycle. Between 20%-200% of the RSUs will vest if the Company achieves its target on March 15, 2011. If the RSUs vest on March 15, 2011, they will be converted into shares of Common Stock and awarded to the named executive officer if he is still employed by us.

(16)	On March 17, 2009, Messrs. O’Connell, Warren and O’Toole were granted restricted stock as part of their annual compensation for 2009. The stock vested 100% on the one-year anniversary of the grant date, March 17, 2010. However, as of December 31, 2009, they were still outstanding.

(17)	All of the named executive officers, with the exception of Mr. Greeves, were granted RSUs under our LTIP with respect to the 2009-2011 performance cycle. Between 20%-200% of the RSUs will vest if the Company achieves its target on March 15, 2012. If the RSUs vest on March 15, 2012, they will be converted into shares of Common Stock and awarded to the named executive officer if he is still employed by us.

(18)	This amount represents the RSUs granted to Mr. Greeves on June 15, 2009, under our LTIP with respect to the 2009-2011 performance cycle. Between 20%-200% of the RSUs will vest if the Company achieves its target on March 15, 2012. If the RSUs vest on March 15, 2012, they will be converted into shares of Common Stock and awarded to Mr. Greeves if he is still employed with us.

(19)	This amount represents the restricted stock granted to Mr. Greeves on June 15, 2009, the first day of his employment with the Company. The restricted stock will vest in three equal installments on the anniversary of the grant date, beginning June 15, 2010.

(20)	This amount represents the shares of restricted stock granted to Mr. O’Toole on August 11, 2008, the first day of his employment with the Company. The restricted stock vests in three equal installments on the anniversary of the grant date starting August 11, 2009.

2009 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
					Number of Shares	Value Realized
	Number of Shares	Value Realized			Acquired on Vesting	on Vesting
Name	Acquired on Exercise	on Exercise	Vesting Date		(#)	(1)($)

Matthew M. O’Connell	—	—	2/27/2009	(2)	4,875	108,908
President, Chief Executive			3/22/2009	(3)	17,850	364,676
Officer and Director
Joseph F. Greeves	—	—	—		—	—
Executive Vice President and Chief Financial Officer
William Schuster	—	—	2/27/2009	(2)	2,079	46,445
Chief Operating Officer			3/22/2009	(3)	6,513	133,061
William L. Warren	—	—	2/27/2009	(2)	1,792	40,033
Senior Vice President, General			3/22/2009	(3)	5,022	102,599
Counsel and Corporate Secretary
Brian E. O’Toole	—	—	8/11/2009	(4)	1,666	43,425
Chief Technology Officer
Steven R. Balthazor	—	—	—		—	—
Interim Principal Financial Officer

(1)	Value for the restricted stock is calculated based on the average of the high and low trading prices on the grant date. All calculations are rounded to the nearest dollar.

(2)	Represents the performance shares granted as the stock portion of the named executive officer’s annual performance payments for 2007, which shares would vest seven days after the Company’s GeoEye-1 satellite received “fully operational capability” certification by the NGA. These shares vested February 27, 2009.

(3)	Represents the performance shares granted as the stock portion of the named executive officer’s annual performance payments for 2006, which shares would vest 30 days after the Company’s GeoEye-1 satellite received “fully operational capability” certification by the NGA. These shares vested March 22, 2009.

(4)	Pursuant to Mr. O’Toole’s employment agreement, he was awarded 5,000 shares of restricted stock which vest in three equal installments on the anniversary of the grant date beginning on August 11, 2009. This represents the first vested tranche of shares.

POTENTIAL PAYMENTS UPON TERMINATION WITHOUT CAUSE

			Accelerated	Accelerated	Life	Medical
	Salary(2)	Bonus(3)	Options(4)	Stock(4)	Insurance(5)	Insurance(5)
Name(1)	($)	($)	($)	($)	($)	($)

Matthew M. O’Connell
President, Chief Executive Officer and Director
Termination w/out Cause	420,000	313,559	—	—	876	4,158
Death	(6)	(6)	—	—	— (7)	—

			Accelerated	Accelerated	Life	Medical
	Salary(2)	Bonus(3)	Options(4)	Stock(4)	Insurance(5)	Insurance(5)
Name(1)	($)	($)	($)	($)	($)	($)

Joseph F. Greeves
Executive Vice President and Chief Financial Officer
Termination w/out Cause	265,000	132,500	131,750 (8)	167,280 (9)	526	12,004
Death	(6)	(6)	—	—	— (7)	—
William Schuster
Chief Operating Officer
Termination w/out Cause	214,081	137,003	—	—	657	9,003
Death(6)	(6)	(6)	—	—	— (7)	—
William L. Warren
Senior Vice President, General Counsel and Corporate Secretary
Termination w/out Cause	120,027	—	—	—	—	—
Death	—	—	—	—	—	—
Brian E. O’Toole
Chief Technology Officer
Termination w/out Cause	225,000	—	—	—	—	—
Death	—	—	—	—	—	—

(1)	The respective employment agreements for Messrs. O’Connell, Greeves and Schuster or offer letter (in the case of Mr. Warren and Mr. O’Toole) outline the compensation and benefits that would be offered for a defined period of time (“Severance Period”) in the event of a termination without cause. The Severance Period for Messrs. O’Connell, Greeves and O’Toole is 12 months. The Severance Period for Mr. Schuster is nine months, and the severance period for Mr. Warren is six months. All totals in the table assume a termination without cause as of December 31, 2009. Fair market value of the stock on that date was $27.88.

(2)	In the event of a termination without cause, the Company will pay the named executive officer regular bi-weekly payments equal to his usual base salary, less payroll deductions and required withholdings for the length of the Severance Period as defined above.

(3)	In the event of a termination without cause, the Company will pay Messrs. O’Connell, Greeves or Schuster the portion of their annual bonus, if any, that he is entitled to for the calendar year based upon such performance for such year prorated based upon the number of full months he was employed in such year, payable at the time such amount would have otherwise been due.

(4)	With the exception of Mr. Greeves’ employment agreement, which provides for the immediate vesting of 25,000 options to purchase Common Stock and 6,000 restricted shares of Common Stock in the event of a termination without cause, there is generally no provision for acceleration of stock or options in the case of a termination without cause. Unless provided for in a separate severance agreement, any unvested options or stock will be cancelled.

(5)	All group health and life insurance payments will be made by the Company throughout the Severance Period.

(6)	In the event of death, the Company will pay any earned but unpaid salary at the time of death, and at the time such amount would otherwise have been due, a pro rata portion of the bonus, if any, that may otherwise have been paid with respect to the annual period in which death occurs.

(7)	In the event of death during a Severance Period, life insurance proceeds would be payable to Messrs. O’Connell, Schuster and Greeves in the amount of $500,000, $500,000 and $300,000, respectively.

(8)	Pursuant to Mr. Greeves employment agreement, in the event that he was terminated without cause by the Company, 25,000 options would immediately vest. Value is determined by multiplying the difference between the exercise price, $22.61, and the fair market value price of our common Stock as of the fiscal year end, $27.88, by the number of unvested options.

(9)	Pursuant to Mr. Greeves employment agreement, in the event that he was terminated without cause by the Company, 6,000 shares of restricted stock would immediately vest. Value is determined by multiplying the fair market value price of our Common Stock as of the fiscal year end, $27.88, by the number of shares of restricted stock.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL + TERMINATION WITHOUT CAUSE

				Restricted	Life		Outplacement
	Credited	Pro Rata	Options	Stock and	Insurance	Medical	and Financial	Gross Up
	Compensation	Bonus	Cash-Out	Stock Units	Pmts	Insurance	Counseling	Payments
Name(1)	(2)($)	(3)($)	(4)($)	(5)($)	(6)($)	(7)($)	(8)($)	(9)($)

Matthew M. O’Connell
President, Chief Executive Officer and Director Change in Control +
Termination without Cause	1,470,000	315,000	448,668	818,056	1,752	6,817	15,000	—
Death
Joseph F. Greeves
Executive Vice President and Chief Financial Officer Change in Control +
Termination without Cause	397,500	132,500	163,296	277,573	526	13,259	15,000	—
Death
William Schuster
Chief Operating Officer Change in Control + Termination without Cause	428,163	142,721	138,427	247,324	876	13,259	15,000	—
Death
William L. Warren
Senior Vice President, General Counsel and Corporate Secretary Change in Control + Termination without Cause	360,081	120,027	114,730	223,765	843	6,504	15,000	—
Death
Brian E. O’Toole
Chief Technology Officer Change in Control + Termination without Cause	337,500	112,500	127,296	263,754	788	13,259	15,000	—
Death
Steven R. Balthazor
Interim Principal Financial Officer Change in Control + Termination
without Cause	—	—	45,689	49,515	0	0	—	—
Death

(1)	All named executive officers, with the exception of Mr. Balthazor, are covered under the CIC Plan. Mr. O’Connell is considered a Tier 1 employee. Messrs. Greeves, Schuster, O’Toole and Warren are considered Tier 2 employees. In addition, Messrs. O’Connell, Greeves and Schuster are covered under employment agreements, and Messrs. O’Toole and Warren are covered under offer letters.

(2)	An employee who is covered under the CIC Plan is entitled to payment of an amount equal to the aggregate of his annual base salary as determined immediately prior to the severance date and the most recent target bonus amount (“Credited Compensation”) upon termination other than for cause or good reason within two years following a CIC. A Tier 1 Employee is entitled to Credited Compensation multiplied by 2, and a Tier 2 employee is entitled to Credited Compensation multiplied by 1.

(3)	Upon termination other than for cause or for good reason within two years following a CIC, both Tier 1 and Tier 2 employees are entitled to a pro rata portion, to the date of termination, of the employee’s most recently established target for the annual non-equity incentive compensation, calculated by multiplying the target amount by the fraction obtained by dividing the number of full months and any fractional portion of a month during the Company’s fiscal year in which the employee was employed by Company through the severance date, by 12. Under their employment agreements, upon death, Messrs. O’Connell, Greeves and Schuster would be entitled to a pro rata portion of the bonuses they would have received based upon the Company’s performance.

(4)	Pursuant to a CIC, each severed employee shall on the severance date become immediately vested in all outstanding equity awards, including any unvested options. Value for options is determined by multiplying the aggregate of the unvested options by closing price at year’s end: $27.88, less the exercise price.

(5)	Pursuant to a CIC, each severed employee shall on the severance date become immediately vested in all outstanding equity awards, including unvested restricted stock. Value for restricted stock or restricted stock units is determined by multiplying the aggregate of the outstanding unvested restricted stock or restricted stock units by closing price at year’s end: $27.88.

(6)	Upon termination other than for cause or for good reason within two years following a CIC, all named executive officers participating in the CIC Plan would receive a lump sum payment equal to the monthly life insurance premium required to be paid by the Company for the month prior to the severance date, multiplied by 24 for a Tier 1 employee, or 12 for a Tier 2 employee.

(7)	Upon termination other than for cause or for good reason within two years following a CIC, for a period of 18 months for a Tier 1 employee or 12 months for a Tier 2 employee, the Company shall reimburse him or his eligible dependents or provide direct payment to the insurance carrier for the premium costs necessary to continue their participation in the Company’s medical and dental plans that the employee participated in while employed with the Company, prior to the severance date.

(8)	Upon termination other than for cause or for good reason within two years following a CIC, any named executive officers participating in the CIC Plan would receive a lump sum payment equal to one year of outplacement services and financial counseling.

(9)	The CIC Plan provides that if any participant is subject to the excise tax under Internal Revenue Code Section 4999, they would be entitled to receive an additional payment (“Gross-Up Payment”) such that the net amount retained by the executives from the Gross-Up Payment, after reduction for any federal, state and local income taxes, employment taxes and the excise tax on the Gross-Up Payment (and any interest, penalties or additions to tax payable by the executive with respect thereto), is equal to the excise tax imposed on his or her parachute payments. However, if the parachute value of all payments is 110% or less than the “safe harbor amount” (i.e., approximately 2.99 times the named executive officer’s base amount), then no Gross-Up Payment would be due; instead, the amounts payable under the CIC Plan would be cut back so that the parachute value of all payments equals the “safe harbor amount.”

The only named executive officer with a parachute value exceeding the “safe harbor amount” is Mr. O’Toole. However, because the parachute value of his payments does not exceed 110%, Mr. O’Toole would have his Credited Compensation severance cut back by $14,655 so that he would not be subject to the excise tax under IRC Section 4999.

2009 DIRECTOR COMPENSATION

	Fees Earned or
	Paid in Cash		Stock Awards		Total
Name	($)(1)		($)(2)		($)

James A. Abrahamson	47,438		50,000		97,438
Joseph M. Ahearn	27,750	(3)	50,000		77,750
Martin C. Faga(4)	33,000		50,000		83,000
Michael F. Horn, Sr.	77,139		100,000	(5)	177,139
Lawrence A. Hough	38,500		50,000		88,500
Roberta E. Lenczowski	32,500		50,000		82,500
James M. Simon, Jr.	36,500		50,000		86,500
William W. Sprague	32,500		50,000		82,500

(1)	For 2009, each Non-employee Director received an annual cash retainer of $15,000 for service on the Board. Mr. Abrahamson received an additional retainer fee of $11,438 for his services as Chairman of the Board, including a prorated amount for the first quarter of 2009. Mr. Horn received an additional retainer fee of $36,139 for his services as Chairman of the Audit Committee in 2009, including a prorated amount for the first quarter of 2009. Mr. Sprague received an additional retainer fee of $3,000 for his service as Chairman of the Compensation Committee. Mr. Simon received an additional retainer fee of $3,000 for his service as Chairman of the Strategy and Risk Committee. Mr. Hough received an additional retainer fee of $3,000 for his service as Chairman of the Nominating and Governance Committee. For 2009, each Non-Employee Director received an in-person attendance fee of $1,500 and a telephonic attendance fee of $750 for each Board meeting and an in-person attendance fee of $1,000 and a telephonic attendance of $500 for each Committee meeting.

(2)	On January 1, 2009, each Non-employee Director currently sitting on the Board received $50,000 of DSUs (based on the average of the high and low trading prices on the date of grant) which vest 50% each six months after the date of the grant, to be settled with shares of Common Stock six months after such Director leaves the Board.

(3)	Mr. Ahearn designated that GeoEye pay his 2009 fees directly to two designees. $12,500 was paid directly to the Don Bosco Preparatory High School and $15,250 was paid directly to Fordham University.

(4)	As of December 31, 2009, Mr. Faga had 1,000 shares of restricted stock that were outstanding and unvested.

(5)	In recognition of his extraordinary service as the Chairman of the Audit Committee, on January 29, 2009, the Company awarded Mr. Horn an additional $50,000 worth of DSUs, based on the average of the high and low trading prices of the stock on the grant date.

Equity Compensation Plan Information

The following describes all of the Company’s equity compensation plans in effect as of December 31, 2009.

2006 Omnibus Stock Incentive Plan

Effective December 31, 2006, the Company adopted the 2006 Omnibus Stock and Performance Incentive Plan (the “2006 Plan”) to reward certain corporate officers and employees, certain consultants and non-employee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company. The 2006 Plan limits aggregate grants to 1,700,000 shares of Common Stock, of which no more than 1,000,000 shares of Common Stock shall be available for incentive stock options, and no more than 1,500,000 shares of Common Stock shall be available for stock awards.

The 2006 Plan provides for grants of non-qualified stock options to non-employee directors, subject to the grant price being no less than the fair market value of the stock on the grant date and with a grant term of no more than ten (10) years. The 2006 Plan also provides for grants of Common Stock and restricted stock to non-employee directors. No non-employee director may be granted, during any fiscal year, options that are exercisable for more than 20,000 shares of Common Stock or stock awards covering or relating to more than 20,000 shares of Common Stock.

As of the effective date of the 2006 Plan, (i) any shares of Common Stock available for future awards under the prior incentive plans and (ii) any shares of Common Stock represented by awards granted under the prior incentive plans that are forfeited, expire or are canceled without delivery of shares of Common Stock, or which result in the forfeiture of shares of Common Stock back to the Company, shall be available for awards under the 2006 Plan, and no new awards shall be granted under the prior incentive plans.

GeoEye 2008 Employee Stock Purchase Plan

Effective July 1, 2008, the Company adopted the GeoEye 2008 Employee Stock Purchase Plan (the “2008 ESPP”) to assist eligible employees in acquiring stock ownership interest in the Company, to help them provide for their future security and to encourage them to remain in the employment of the Company and its subsidiaries. Under the 2008 ESPP, during semiannual offering periods, employees may purchase shares of Common Stock of the Company, through payroll deductions, at a discounted price of 85% (unless otherwise adjusted by the administrator of the 2008 ESPP in its sole discretion) of the fair market value of a share of our Common Stock (the “Purchase Price”) on the date of purchase. A maximum of 500,000 shares may be issued under the 2008 ESPP.

An eligible employee may be granted rights under the 2008 ESPP, only if such rights do not permit such employee’s rights to purchase Stock of the Company to accrue at a rate which exceeds $25,000 of fair market value of such Stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. To the extent necessary to comply with the foregoing, a participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. All contributions to the Plan must be made through payroll deductions.

Upon a participant’s ceasing to be an eligible employee, for any reason, he or she shall be deemed to have elected to withdraw from the 2008 ESPP, and the payroll deductions credited to such participant’s account during the offering period shall be paid to such participant or, in the case of his or her death, to the participant’s designated beneficiary, as soon as reasonably practicable and such participant’s rights for the offering period shall be automatically terminated.

The 2008 ESPP is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended. In addition, the 2008 ESPP is not a qualified plan within the meaning of section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and is not a qualified employee stock purchase plan within the meaning of Section 423 of the Code. The 2008 ESPP is a discretionary plan. Participation by any employee is purely voluntary.

401(k) Employee Savings Plan

The Company has a tax-qualified 401(k) Employee Savings Plan (the “Savings Plan”) for its employees generally, in which the executive officers also participate. Under the Savings Plan, eligible employees are permitted to defer receipt of their compensation up to the maximum amount allowed by law, with the employee’s contribution not to exceed $16,500 for the current year, subject to certain limitations imposed under the Code. The Savings Plan provides that a discretionary match of employee deferrals may be made by the Company in cash. Pursuant to the Savings Plan, the Company has elected to match 100% of the first 4% of an employee’s annual compensation contributed to the Savings Plan, subject to limitations imposed by the Internal Revenue Service. The amounts held under the Savings Plan are invested among various investment funds maintained under the Savings Plan in accordance with the directions of each participant. The Savings Plan also provides for “profit-sharing” contributions that we may make on behalf of all eligible employees. Salary deferral contributions by employees under the Savings Plan are 100% vested. Company contributions vest 33.3% at the completion of the first year of employment, 33.3% after the second year of employment with the remaining 33.3% vesting at the completion of the third year of employment. All company contributions after the completion of the third year of employment are fully vested. Participants or their beneficiaries are entitled to payment of vested benefits upon termination of employment.

Employment Agreements and Change In Control Agreements

The Company has provided for compensation to several named executive officers in the event of an involuntary separation from employment without cause or a change in control. Please see the tables entitled “Potential Payments Upon Termination without Cause” and “Potential Payments Upon Change in Control + Termination Without Cause” above.

Employment Agreements/Severance Agreements

The Company and Mr. O’Connell entered into an employment agreement effective as of October 27, 2003, amended December 24, 2008, pursuant to which Mr. O’Connell serves as our President and Chief Executive Officer. The employment agreement calls for an initial base salary of $350,000, an annual target bonus, a special bonus that was paid in 2005 when the Company refinanced the then outstanding senior notes and senior subordinated notes, Mr. O’Connell’s initial restricted stock grant, a Company-paid life insurance policy and eligibility for stock options. The annual bonus is subject to review of the Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. O’Connell personally and the Company as a whole. In the event Mr. O’Connell is terminated without cause, he will have a one-year severance period, during which he will receive the following:

(i) regular bi-weekly payments equal to his usual base salary, less payroll deductions and required withholdings, for twelve (12) months (the “Severance Period”), with such payments beginning on the date of his termination of employment;

(ii) a payment of that portion of the bonus, if any, he is entitled to for the calendar year based upon performance for such year pro-rated based upon the number of full months he was employed in such year, payable at the time such amount would otherwise have been due, but in no event later than March 15 of the year following the year in which such bonus was earned; and

(iii) continuation of all group health and life insurance benefits during the Severance Period, in exchange for the execution of a release of all claims against the Company in a form satisfactory to the Company.

If the amount described in clause (i) of the preceding paragraph above exceeds (A) an amount (the “Unrestricted Amount”) equal to two times the lesser of Mr. O’Connell’s annual compensation based on the annual rate of pay from the Company for the calendar year preceding the calendar year of the severance date (adjusted for any increase in such annual rate of pay during the calendar year of the severance date that was expected to continue indefinitely if employment had not terminated) or (B) the maximum amount that can be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code, then no more than the Unrestricted Amount may be paid in the six months following the severance date and the bi-weekly payments shall be reduced to comply with this limitation. If the monthly payments are reduced to comply with such limitation, any amount not paid in the initial six months following the severance date shall be paid in a lump sum six months and two days after the severance date, and thereafter, the bi-weekly payments shall continue through the remainder of the Severance Period.

The Company and Mr. Greeves entered into an employment agreement effective as of May 28, 2009, pursuant to which Mr. Greeves serves as Executive Vice President and Chief Financial Officer. The employment agreement calls for an initial base annual salary of $265,000 and an annual target bonus of 50% of Mr. Greeves’ base salary, subject to adjustment. The agreement provides for Mr. Greeves to receive an initial restricted stock grant of 6,000 shares of Common Stock to vest in equal installments over a three-year period beginning on June 15, 2009, options to purchase 25,000 shares of Common Stock to vest in equal installments over a four-year period beginning on June 15, 2009, options and restricted stock units under the Company’s long-term incentive compensation plan with a grant date value of $178,875, and a Company-paid life insurance policy. The annual bonus is based on personal and Company performance measured against annual goals set by the Chief Executive Officer and Board of Directors (or the Compensation Committee thereof) after consultation with Mr. Greeves. In the event that Mr. Greeves is terminated without cause, he will have a one-year severance period, during which he will receive the following:

(i) regular bi-weekly payments equal to his usual base salary, less payroll deductions and required withholdings, for twelve (12) months (the “Severance Period”), with such payments beginning on the date of his termination of employment;

(ii) a payment of that portion of the bonus, if any, he is entitled to for the calendar year based upon performance for such year pro-rated based upon the number of full months he was employed in such year, payable at the time such amount would otherwise have been due, but in no event later than March 15 of the year following the year in which such bonus was earned;

(iii) continuation of all group health and life insurance benefits during the Severance Period, in exchange for the execution of a release of all claims against the Company in a form satisfactory to the Company;

(iv) immediate vesting, to the extent permitted, of all contributions to the Company’s 401(k) plan; and

(v) immediate vesting in any unvested portions of 25,000 options to purchase Common Stock and 6,000 restricted shares of Common Stock granted on June 15, 2009.

If the amount described in clause (i) of the preceding paragraph above exceeds (A) an amount (the “Unrestricted Amount”) equal to two times the lesser of Mr. Greeves’ annual compensation based on the annual rate of pay from the Company for the calendar year preceding the calendar year of the severance date (adjusted for any increase in such annual rate of pay during the calendar year of the severance date that was expected to continue indefinitely if employment had not terminated), or (B) the maximum amount that can be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code, then no more than the Unrestricted Amount may be paid in the six months following the severance date, and the bi-weekly payments shall be reduced to comply with this limitation. If the monthly payments are reduced to comply with such limitation, any amount not paid in the initial six months following the severance date shall be paid in a lump sum six months and two days after the severance date, and thereafter, the bi-weekly payments shall continue through the remainder of the Severance Period.

The Company and Mr. Schuster entered into an employment agreement effective as of December 6, 2004, amended December 24, 2008, pursuant to which Mr. Schuster serves as Chief Operating Officer. The employment agreement calls for an initial base annual salary of $242,500 and an annual target bonus. The agreement also provides for Mr. Schuster to receive an initial restricted stock grant of 10,000 shares of Common Stock to vest in equal installments over a four-year period beginning with December 31, 2005, options to purchase 22,262 shares of Common Stock to vest in equal installments over a four-year period beginning with December 31, 2005, and a Company-paid life insurance policy. The annual bonus is subject to review of the Chief Executive Officer and the Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. Schuster personally and the Company as a whole. In the event Mr. Schuster is terminated without cause, he will have a nine-month severance period, during which he will receive the following:

(i) regular bi-weekly payments equal to his usual base salary, less payroll deductions and required withholdings, for nine (9) months (the “Severance Period”), with such payments beginning on the date of his termination of employment;

(ii) a payment of that portion of the bonus, if any, he is entitled to for the calendar year based upon performance for such year pro-rated based upon the number of full months he was employed in such year, payable at the time such amount would otherwise have been due, but in no event later than March 15 of the year following the year in which such bonus was earned; and

(iii) continuation of all group health and life insurance benefits during the Severance Period, in exchange for the execution of a release of all claims against the Company in form satisfactory to the Company.

If the amount described in clause (i) of the preceding paragraph above exceeds (A) an amount (the “Unrestricted Amount”) equal to two times the lesser of Mr. Schuster’s annual compensation based on the annual rate of pay from the Company for the calendar year preceding the calendar year of the severance date (adjusted for any increase in such annual rate of pay during the calendar year of the severance date that was expected to continue indefinitely if employment had not terminated) or (B) the maximum amount that can be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code, then no more than the Unrestricted Amount may be paid in the six months following the severance date and the bi-weekly payments shall be reduced to comply with this limitation. If the monthly payments are reduced to comply with such limitation, any amount not paid in the initial six months following the severance date shall be paid in a lump sum six months and two days after the severance date, and thereafter, the bi-weekly payments shall continue through the remainder of the Severance Period.

The Company does not have an employment agreement with either Mr. O’Toole or Mr. Warren. However, under the terms of their offer letters, in the event either Mr. O’Toole or Mr. Warren is terminated without cause, each will receive severance for a twelve-month and six-month period, respectively, during which they will receive bi-weekly payments equal to their base salary for such period, less payroll deductions and required withholdings. Mr. Balthazor’s offer letter does not include a severance period.

Change In Control Agreements

Under the 2006 Plan, in the event of a change in control during a named executive officer’s employment (or service as a Non-employee Director or Consultant) with the Company or one of its Subsidiaries, (i) each award granted to the participant under the 2006 Plan shall become immediately vested and fully exercisable, and any restrictions applicable to the award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the award agreement) and (ii) if the award is an option or SAR, such award shall remain exercisable until the expiration of the term of the award or, if the participant should die before the expiration of the term of the award, until the earlier of (a) the expiration of the term of the award or (b) two (2) years following the date of the participant’s death. The foregoing description is subject to limited exceptions and does not apply if the applicable award agreement expressly provides to the contrary.

As discussed under “Perquisites, Savings and other Benefits” on page 25, on April 12, 2007, the Board, upon recommendation of the Compensation Committee, approved and adopted the CIC Plan for certain key employees of the Company and its subsidiaries. The CIC Plan was revised December 24, 2008 and provides for payments and benefits to members of senior management in the event of a change in control of the Company and a subsequent termination of employment under the circumstances described below. Employees of the Company and its subsidiaries may be selected to participate in the CIC Plan by the Board as “Tier I” or “Tier II” participants. The Board designated Matthew M. O’Connell, President and Chief Executive Officer, to participate in the CIC Plan as a Tier I participant and Joseph F. Greeves, Executive Vice President and Chief Financial Officer, William Schuster, Chief Operating Officer, Brian E. O’Toole, Chief Technology Officer and William L. Warren, Senior Vice President, General Counsel and Corporate Secretary, to participate in the CIC Plan as Tier II participants.

Under the terms of the CIC Plan, upon a participant’s termination of employment by the Company without “cause” or by a participant for “good reason” within two years following a “change in control” of the Company, the participant will be entitled to receive the following payments and benefits, provided that the participant executes and delivers a release to the Company:

•	an amount equal to the participant’s “credited compensation,” multiplied by (i) two for Tier I participants, or (ii) one for Tier II participants;

•	a pro rata portion of the participant’s target annual cash incentive compensation (determined at one hundred percent of target) for the year in which the termination occurs;

•	a lump sum payment equal to the cost of outplacement services and financial counseling for one year following termination;

•	a lump sum payment equal to (i) 24 times for Tier I participants, or (ii) 12 times for Tier II participants, the total monthly premium payment paid by the Company for life insurance benefits for the month prior to termination;

•	for 18 months following termination of a Tier I participant, or for 12 months following termination for a Tier II participant, reimbursement by the Company (or direct payment to the insurance carrier) of the premium costs necessary for the participant and his or her dependents to continue participating in the Company’s medical and dental plans; and

•	full vesting of all outstanding equity awards held by the participant.

“Credited compensation” is defined in the CIC Plan to mean the aggregate of (i) the participant’s annual base salary determined immediately prior to the date of termination, and (ii) one hundred percent of the participant’s most recently established target for annual cash incentive compensation. All severance amounts, other than the medical and dental premium payments, are payable in a single lump sum as soon as reasonably practicable following receipt by the Company of an executed release from the participant, subject to a possible six-month delay to comply with Section 409A of the Code, as applicable. In addition, the Company must make a gross-up payment to a participant in the event any payment or benefit made to the participant under the CIC Plan will be subject to the excise tax imposed by Section 4999 of the Code. The gross-up payment is to be an amount sufficient to make the participant whole for all taxes (including withholding taxes) and any associated interest and penalties imposed as a result of Section 4999 of the Code (but excluding any taxes, interest or penalties imposed by Section 409A of the

Code), subject to certain exceptions set forth in the CIC Plan. In addition, in consideration of the payments and benefits received pursuant to the CIC Plan, each participant is subject to non-competition and non-solicitation covenants following a termination for (i) 24 months in the case of a Tier I participant, or (ii) 12 months in the case of a Tier II participant.

Interest of Certain Persons in Matters to Be Acted On

No director or executive officer of GeoEye who has served in such capacity since January 1, 2009, or any associate of any such director or officer, to the knowledge of the executive officers of GeoEye, has any material interest, direct or indirect, through security holdings or otherwise, in any matter proposed to be acted on at the 2010 Annual Meeting, which is not shared by all other stockholders or as is otherwise described in this Proxy Statement.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all Company employees including executive officers, and each member of the Board. The Code of Conduct includes policies on employment, conflicts of interest and the protection of confidential information and requires adherence to all laws and regulations applicable to the conduct of our business. The Code of Conduct is designed to promote honest and ethical conduct, including the avoidance, and unethical handling of conflicts of interest between personal and professional relationships and to ensure compliance with applicable laws, rules and regulations. The Code of Conduct is available at our Web site http://www.geoeye.com on our Investor Relations page. We make our Web site content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. In addition, the Code of Conduct is also available in print free of charge to any stockholder who requests it by contacting our Investor Relations Department either by mail at our corporate headquarters, located at 21700 Atlantic Boulevard, Dulles, VA 20166, or by telephone at (703) 480-7500.

PROPOSAL 2

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon recommendation of its Audit Committee, has approved and recommended the appointment of KPMG LLP (“KPMG”) as an independent registered public accounting firm to conduct an audit of the Company’s financial statements for the year 2010. Although the selection and appointment of an independent registered public accounting firm is not required to be submitted to a vote of stockholders, the Board has decided to ask our stockholders to ratify this appointment. Ratification of the appointment of KPMG will require the affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting. If the appointment of KPMG is not ratified, the matter of the appointment of independent auditors will be reconsidered by the Audit Committee.

Representatives of KPMG will attend the Annual Meeting and will be available to respond to appropriate questions that may be asked by stockholders. Such representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

We are asking our stockholders to ratify the selection of KPMG as our independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR 2010

Independent Public Accountants’ Fees

BDO Seidman, LLP (“BDO”) served as the Company’s independent registered public accounting firm during the period of January 1 to September 22, 2008, and KPMG served as the Company’s independent registered public accounting firm for the period of September 22, 2008 to December 31, 2009. The following tables summarize fees billed through April 26, 2010 to the Company by BDO and KPMG relating to services provided for fiscal years 2008 and 2009:

	Fees
BDO Seidman, LLP	2009	2008

Audit fees(a)	$40,000	$1,087,233
Audit Related and Other fees(c)	43,400	29,406

Total	83,400	$1,116,639

	Fees
KPMG LLP	2009	2008

Audit fees(a)	$1,314,635	$1,889,122
Tax fees(b)	373,411	414,866
Audit Related and Other fees(c)	112,288	—

Total	1,800,334	$2,303,988

(a)	Audit fees principally include those for services related to the annual audit of the financial statements, including the audit of the internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, SEC registration statements and consultation on accounting matters.

(b)	Tax fees principally include those for services related to tax planning and consulting.

(c)	Audit related and other fees for 2009 primarily included fees paid in connection with the private placement of senior secured notes by the Company in 2009. Audit related fees for 2008 principally include those for services related to the annual audit of the employee benefit plan.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non- audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

PROPOSAL 3

APPROVAL OF THE 2010 OMNIBUS INCENTIVE PLAN

On April 28, 2010, the Board of Directors adopted the Company’s 2010 Omnibus Incentive Plan (the “Plan”), subject to the approval of the stockholders at this Annual Meeting. The following summary of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this Proxy Statement as Exhibit A. If the Plan is approved by our stockholders, we intend to file with the SEC a Registration Statement on Form S-8 covering the shares of the Company’s Common Stock issuable under the Plan.

Summary of the Plan

Purpose of the Plan.  The purpose of the Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our stockholders through the additional incentives inherent in the awards under the Plan.

Shares Available.  Subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below, a total of 1,450,000 shares shall be authorized for grant under the Plan, less any awards granted under our 2006 Omnibus Stock and Performance Incentive Plan (as amended) and our 2003 Employee Stock Incentive Plan (collectively, the “Prior Plans”) after March 31, 2010. Any shares of Common Stock that are subject to options or other awards granted under the Plan shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted. After the date of the approval of the Plan by stockholders, no awards may be granted under the Prior Plans.

If any shares of Common Stock subject to an award under the Plan or, after March 31, 2010, any shares of Common Stock subject to an award under the Prior Plans (i) are forfeited or expire or (ii) an award terminates, is settled for cash or otherwise does not result in the issuance of all of the shares subject to the award (including payment in shares when a stock appreciation right (“SAR”) is exercised), the shares subject to the award may be used again for awards under the Plan to the extent of the forfeiture, expiration, termination, cash settlement or non-issuance. The following shares of Common Stock will be added to the shares available for issuance under the Plan: (i) shares tendered by the participant or withheld by us in payment of the purchase price of an option, (ii) shares tendered by the participant or withheld by us to satisfy tax withholding with respect to an award, and (iii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise. Shares of Common Stock under awards made in substitution or exchange for awards granted by a company acquired by us or a subsidiary, or with which we, or any subsidiary combine(s), do not reduce the maximum number of shares that may be issued under the Plan. In addition, if a company acquired by us or a subsidiary, or with which we or any subsidiary combine(s), has shares remaining available under a plan approved by its stockholders, the available shares (adjusted to reflect the exchange or valuation ratio in the acquisition or combination) may be used for awards under the Plan and will not reduce the maximum number of shares of Common Stock that may be issued under the Plan; provided, however that awards using such available shares shall not be made after the date awards or grants could have been made under the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not our employees, consultants or directors prior to the acquisition or combination.

The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of incentive stock options is 1,450,000 shares, plus any shares of Common Stock that are allocated to the Plan as described in the preceding paragraph.

Eligibility.  Options, SARs, restricted stock awards, restricted stock unit awards and performance awards may be granted under the Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options. Awards may be granted under the Plan to any employee, non-employee member of the Board of Directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to our employees.

Awards to be Granted to Certain Individuals and Groups.  As of March 31, 2010, approximately 550 employees and non-employee directors were eligible to participate in the Plan. The Compensation Committee of the Board of Directors (the “Committee”), in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Limits on Awards to Participants.  The Plan provides that no participant may, in any calendar year (i) be awarded options or SARs with respect to more than 200,000 shares of Common Stock or (ii) be granted restricted stock awards, restricted stock unit awards, performance awards or other share based awards during any calendar year that cover or relate to more than 200,000 shares. Shares subject to a cancelled award continue to count against the applicable limit. The maximum dollar value that may be earned by any participant for each 12-month period in any performance period with respect to performance-based awards that are denominated in cash is $2,000,000. The dollar value of a cancelled award will continue to count against the $2,000,000 limit.

Administration.  The Plan will be administered by the Committee or such other committee of the Board as designated by the Board to administer certain portions of the Plan. The Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the Plan. The Committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the Plan, and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend awards under the Plan to employees who are not directors or executive officers of the Company.

Stock Options.  The Committee may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of Common Stock at a fixed price subject to terms and conditions set by the Committee. The purchase price of shares of Common Stock covered by a stock option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted. Fair market value of the Common Stock is generally equal to the closing price for the Common Stock on the principal securities exchange on which the Common Stock is traded on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). As of March 31, 2010, the closing price of the Common Stock as reported on the NASDAQ Global Market was $29.50 per share.

The Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of Common Stock previously acquired by the participant, any other form of consideration approved by the Committee and permitted by applicable law (including withholding of shares of Common Stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the Plan expire no later than ten (10) years from the date of grant.

Stock Appreciation Rights.  The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. The term of a SAR may be no more than ten (10) years from the date of grant.

Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our Common Stock or other property, or any combination thereof, as the Committee may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards.  Restricted stock awards may be issued either alone or in addition to other awards granted under the Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of Common Stock granted, and any conditions for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services, but may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of Common Stock and the right to receive distributions on the shares. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Restricted Stock Unit Awards.  Awards of restricted stock units having a value equal to an identical number of shares of Common Stock may be granted either alone or in addition to other awards granted under the Plan, and are also available as a form of payment of performance awards granted under the Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Other Share-Based Awards.  The Plan also provides for the award of shares of Common Stock and other awards that are valued by reference to Common Stock or other property (“other share-based awards”). Such awards may be granted above or in addition to other awards under the Plan. Other share-based awards may be paid in cash, shares of Common Stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of other share-based awards.

Minimum Vesting.  Restricted stock, restricted stock units and other share-based awards granted to employees, consultants and directors must have a vesting period of not less than three years from the date of grant (but permitting pro rata vesting over such time) if vesting is based only on continued service with the Company or a subsidiary (the minimum vesting limitation is shorter if vesting or grant is subject to the achievement of performance objectives), subject to potential accelerated vesting in the event of death, disability or retirement of the participant or a change of control of the Company. The minimum vesting requirements are not applicable to awards that do not exceed 10% of the number of shares available for awards under the Plan for each of (i) restricted stock and restricted stock units and (ii) other share-based awards.

Performance Awards.  Performance awards provide participants with the opportunity to receive shares of Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above, the Committee has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria.  At the Compensation Committee’s discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following criteria: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre-tax or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; stock price measures; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer service or satisfaction; customer growth; employee satisfaction; results relative to budget; corporate values (including ethics, environmental, safety) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel. The performance goals also may be based solely by reference to our performance or the performance of one or more of our subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Adjustments to Awards Subject to Performance Criteria.  The Committee may make downward, but not upward, adjustments with respect to any amount payable pursuant to any restricted stock award, restricted stock unit award, performance award or other share-based payment award that is subject to performance criteria. The Committee may not waive achievement of performance goals, except in the case of death, disability or as otherwise determined by the Committee in special circumstances.

Dividends; Dividend Equivalents.  Awards other than options and SARs may, if determined by the Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends with respect to shares of Common Stock covered by an award. The Committee may provide that such amounts will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested, and that they are subject to the same vesting or performance conditions as the underlying award. Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, restricted stock unit or other stock-based awards that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing.  The Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below) unless stockholder approval is obtained. For purposes of the Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award (except in connection with a change in control) under the Plan if the exercise price or grant price of the option or SAR is greater than the fair market value of the Common Stock, or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the principal securities exchange on which the Common Stock is traded.

Nontransferability of Awards.  No award under the Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Adjustments upon Changes in Capitalization.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof (“corporate event”), appropriate adjustments to the Plan and awards shall be made as the Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock subject to the Plan, the number, class and option or exercise price of shares subject to awards outstanding under the Plan, and the limits on the number of awards that any person may receive. In the event of any nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, the Committee shall make appropriate adjustments to awards as the Committee determines to be equitable and appropriate, which adjustments may include adjustments to the number and type of securities subject to an outstanding award and/or the exercise price or grant price thereof, the grant of new awards, and/or the making of a cash payment to the holder of an outstanding award. In the event of any corporate event, for reasons of administrative convenience, the Committee in its discretion may refuse to permit the exercise of any award during a period of thirty (30) days prior to the consummation of any such transaction.

Assumption or Substitution of Certain Awards.  Unless otherwise provided in an award agreement, in the event of a change in control (as defined in the Plan) in which provisions are made for the assumption or substitution of outstanding awards by the acquiring company, if a participant’s employment with the acquiring company is terminated without cause (as defined in the Plan) within 24 months following such change in control, all of such awards shall immediately vest, be earned or become exercisable, as applicable. Unless otherwise provided in an award agreement, in the event of a change in control in which provisions are not made for the assumption or substitution of outstanding awards by the acquiring company, all of such awards shall immediately vest, be earned or become exercisable, as applicable, effective immediately prior to the change in control. In addition, the Committee may in its discretion determine that, upon a change in control, each outstanding award shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share subject to such award, an amount equal to the excess of the fair market value of such share immediately prior to the change in control over the price per share of such award, if any.

Termination of Employment or Services.  The Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination.  The Plan may be amended or terminated by the Committee, except that stockholder approval is required for any amendment to the Plan which increases the number of shares of Common Stock available for awards under the Plan, expands the types of awards available under the Plan, materially expands the class of persons eligible to participate in the Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the plan prohibiting reductions in the exercise price of SARs or options after the date of grant and prohibiting canceling any option or SAR in exchange for cash or another award, increases the maximum term of options or SARs, or takes any action with respect to an option or SAR that may be treated as a repricing under the rules of the principal securities exchange on which the Common Stock is traded. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Plan without the written consent of the participant.

The Plan will expire on the 10th anniversary of the date of its approval by stockholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options.  A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights.  No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of Common Stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards.  The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of Common Stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may however, elect under Section 83(b) of the Code, to include as ordinary income in the year the shares are granted, an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of Common Stock are not issued on grant) but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of Common Stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction.  We generally will be entitled to a tax deduction in connection with an award under the Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of the next three most highly compensated executive officers other than the Chief Financial Officer. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is “performance-based compensation” under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the Plan should qualify as performance-based compensation if the awards are made by the Committee and the exercise or grant price of the award is no less than the fair market value of the Common Stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Committee while the outcome is substantially uncertain, and (iii) the Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Approval

In order to be approved, the Plan requires the affirmative vote of a majority of the total votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of all shares of Common Stock entitled to vote on the proposal.

The adoption of the Plan requires the affirmative vote of a majority of the votes cast on the matter. Abstentions will be included in the number of votes cast but will not be included as an affirmative vote and thus will have the effect of votes against this proposal. Broker non-votes will not be included in the number of votes cast and thus will not have any effect on this proposal.

The Board of Directors recommends that you vote FOR approval of the 2010 Omnibus Incentive Plan.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2009, the number of securities outstanding under our equity compensation plan the weighted average exercise price of such securities and the number of securities available for grant under the plan:

Number of Securities
Remaining Available for
	Number of Securities to	Weighted-Average Exercise	Future Issuance Under
	be Issued Upon Exercise	Price of Outstanding	Equity Compensation Plans
	of Outstanding Options,	Options, Warrants and	(Excluding Securities
	Warrants and Rights	Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,725,677	$12.75	945,353
Equity compensation plans not approved by security holders	—	—	—
Total	2,725,677	$12.75	945,353

As of March 31, 2010, we had 937,813 options outstanding with a weighted-average exercise price of $19.90 and a weighted-average term of 6.93 years, and 480,914 full value shares outstanding and granted under equity compensation plans, (308,029 shares of restricted stock, 87,915 performance shares and 84,970 deferred stock units). As of March 31, 2010, there were 309,587 shares available for future issuance under the 2006 Omnibus Stock and Performance Incentive Plan. No further grants may be made under the 2003 Employee Stock Incentive Plan. After the date of the approval of the Plan by stockholders, no awards may be granted under the 2006 Omnibus Stock and Performance Incentive Plan and the 2003 Employee Stock Incentive Plan.

The following table sets forth information relating to grants of stock options, time-based full value awards, performance-based restricted stock units earned, and weighted average common shares outstanding in fiscal years 2007, 2008, and 2009:

		Time-Based Full	Performance-Based	Weighted-Average
	Stock Options	Value Awards	Restricted Stock	Common Shares
Fiscal Year	Granted	Granted	Units Earned	Outstanding

2009	201,387	43,639	—	18,753,226
2008	145,892	37,374	—	17,983,227
2007	221,734	77,931	—	17,585,307

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the election of directors, the appointment of KPMG, and the approval of the 2010 Omnibus Incentive Plan referred to in the accompanying notice. No other matter or nomination for director has been timely submitted to the Company in accordance with the provisions of the Company’s Bylaws. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to discretionary authority granted in the proxy in accordance with their best judgment on such matters. The discretionary authority includes matters that the Board does not know are to be presented at the meeting by others.

Additional Information

Stockholder Communications.  The Board has provided for a process for stockholders to send communications to the Board. Any stockholder can send communications to the Board by mail as follows:

Board of Directors of GeoEye, Inc.
c/o Corporate Secretary
21700 Atlantic Boulevard
Dulles, VA 20166

All stockholder communications will be relayed to all Board members. Communications from an officer or director of the Company will not be viewed as stockholder communications for purposes of the procedure. Communications from an employee or agent of the Company will be viewed as stockholder communications for purposes of the procedure only if those communications are made solely in such employee’s or agent’s capacity as a stockholder.

Stockholder Proposals for Inclusion in 2011’s Proxy Statement.  The Company is currently planning to hold its 2011 Annual Meeting of Stockholders on June 2, 2011. Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting proxy statement must submit their proposals so that they are received at the Company’s principal executive office no later than the close of business on December 31, 2010. Proposals should be addressed to William L. Warren, Senior Vice President, General Counsel and Corporate Secretary, GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, VA 20166. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Compliance with the above will generally result in a proposal that is proper business (or director nomination) being eligible to be brought before the stockholders for voting upon at the Annual Meeting. However, compliance with these requirements does not mean that the Company is required to include the proposal in the proxy solicitation material that the Company prepares and distributes. For a stockholder to require that a proposal be included by the Company in its proxy statement and proxy card, the stockholder must satisfy the requirements of Rule 14a-8 under the Exchange Act in addition to the requirements of the Bylaws. Rule 14a-8 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting.  The Company is planning to hold its Annual Meeting of Stockholders on June 2, 2011. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2011 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on December 31, 2010 and advise stockholders in the 2011 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on December 31, 2010. Notices of intention to present proposals at the 2011 Annual Meeting should be addressed to William L. Warren, Senior Vice President, General Counsel and Corporate Secretary, GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, VA 20166.

By Authorization of the Board of Directors

William L. Warren
Senior Vice President, General Counsel &
Corporate Secretary

GeoEye, Inc.

ANNUAL MEETING OF STOCKHOLDERS
June 3, 2010 9:00 a.m. EDT

Residence Inn
45250 Monterey Place
Dulles, VA 20166

ADVANCE REGISTRATION

Attendance at the Annual Meeting is limited to GeoEye stock owners (or a designated representative or proxy) with proof of ownership and members of their immediate family and employees and guests of the Company. To attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of April 8, 2010, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing your ownership of Common Stock on April 8, 2010. Attendees may register at the door on the day of the meeting; however, advance registration for the Annual Meeting will expedite your entry into the meeting.

•	If you hold your GeoEye shares directly with the Company, and you/or a member of your immediate family plan to attend the Annual Meeting, please follow the Advance Registration instructions on the top portion of your Proxy Form, which was included in the mailing from the Company.

•	If you desire to appoint a person to attend the meeting and vote your shares on your behalf, you may do so by inserting that person’s name in the blank space provided at the top of your Proxy Form. Such person need not be a stockholder of the Company. At the meeting, such person must present to the inspector of elections a proxy signed by the stockholder, or by his or her attorney authorized in writing, as his or her name appears on our register of stockholders. If the stockholder is a corporation, the proxy must be executed by a duly authorized officer or attorney thereof.

•	If your GeoEye shares are held for you in a brokerage, bank or other institutional account and you wish to register in advance, please direct your request to:

GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, VA 20166
Attention: Corporate Secretary

Please include the following in your request:

•	Your name and complete mailing address;

•	The name(s) of any immediate family members who will accompany you; and

•	Proof that you own GeoEye shares (e.g., a photocopy of a brokerage or other account statement).

No cameras, video recorders or tape recorders of any type will be permitted in the meeting. We realize that many cellular phones have built-in cameras, and while these phones may be brought into the meeting venue, the camera function may not be used at any time. Inappropriate or disorderly behavior will result in expulsion from the meeting.

EXHIBIT A

GEOEYE, INC.

2010 OMNIBUS INCENTIVE PLAN

GeoEye, Inc. (the “Company”), a Delaware corporation, hereby establishes and adopts this 2010 Omnibus Incentive Plan (the “Plan”).

1.	PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

2.1 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2 “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3 “Board” shall mean the board of directors of the Company.

2.4 “Cause” shall mean the occurrence of any of, but not limited to, the following: (i) conviction of the Participant of any felony or any crime involving fraud or dishonesty; (ii) the Participant’s participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company or any Subsidiary; (iii) conduct by the Participant which, based upon a good faith and reasonable factual investigation by the Company (or, if the Participant is an executive officer, by the Board), demonstrates the Participant’s unfitness to serve; (iv) the Participant’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Subsidiary; (v) the Participant’s violation of state or federal law in connection with the Participant’s performance of his or her job which has an adverse effect on the Company and/or any Subsidiary; and (vi) the Participant’s violation of Company policy which has a material adverse effect on the Company and/or any Subsidiary. The determination that a termination is for Cause shall be made by the Committee in its sole and exclusive judgment and discretion. Notwithstanding the foregoing, if a Participant is a party to an employment or severance agreement with the Company or any Subsidiary in effect as of the date of grant of an Award which defines “Cause” or a similar term, “Cause” for purposes of the Plan and such Award shall have the meaning given to such term in such employment or severance agreement.

2.5 “Change in Control” is defined in Attachment “A”.

2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.7 “Committee” shall mean the Compensation Committee of the Board or such other committee of the Board as designated by the Board to administer certain portions of the Plan.

2.8 “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a consultant under the applicable rules of the Securities and Exchange Commission (“SEC”) for registration of shares of stock on a Form S-8 registration statement.

2.9 “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.10 “Director” shall mean a non-employee member of the Board.

2.11 “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.12 “Effective Date” shall have the meaning set forth in Section 13.14.

2.13 “Eligible Participant” shall mean any Employee, Consultant or Director.

2.14 “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.15 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Shares or the share price of the Shares and causes a change in the per share value of the Shares underlying outstanding Awards. Whether a transaction is an Equity Restructuring shall be determined by the Committee in its sole discretion.

2.16 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.17 “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.18 “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.19 “Limitations” shall have the meaning set forth in Section 10.5.

2.20 “Option” shall mean any right granted to an Eligible Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.21 “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.22 “Participant” shall mean an Employee, Director or Consultant to whom an Award has been granted under the Plan.

2.23 “Payee” shall have the meaning set forth in Section 13.2.

2.24 “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Section 9.

2.25 “Performance Cash” shall mean any cash incentives granted pursuant to Section 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.26 “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.27 “Performance Share” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.28 “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.29 “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.30 “Prior Plans” shall mean, collectively, the 2006 Omnibus Stock and Performance Incentive Plan of GeoEye, Inc., as amended and the Company’s 2003 Employee Stock Incentive Plan.

2.31 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.32 “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.33 “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.34 “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.35 “Shares” shall mean the shares of common stock of the Company, par value $0.01 per share.

2.36 “Stock Appreciation Right” shall mean the right granted to an Eligible Participant pursuant to Section 6.

2.37 “Subsidiary” shall mean (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the SEC under the Securities Act of 1933, as amended.

2.38 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.39 “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.	SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to adjustment as provided in Section 12.2 and the provisions of this Section 3.1, a total of 1,450,000 Shares, less any awards granted under the Prior Plans after March 31, 2010, shall be authorized for grant under the Plan. After the Effective Date, no awards may be granted under any Prior Plan.

(b) If (i) any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without the issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan or (ii) after March 31, 2010, any award under the Prior Plans are forfeited, expire or otherwise terminate without issuance of such Shares, or an award under the Prior Plans is settled for cash (in whole or in part), expire or otherwise terminate without issuance of such Shares, or otherwise does not result in the issuance of all or a portion of the Shares subject to such award (including on payment in Shares on exercise of a stock appreciation right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan. In the event that after March 31, 2010 (i) any option or award granted under the Prior Plans is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable Limitations for grant to an Eligible Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration, termination or cash settlement as provided in paragraph (b) above. Additionally and unless determined otherwise by the Committee, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.

3.2 Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.	ELIGIBILITY AND ADMINISTRATION

4.1 Eligibility. All Employees, Directors and Consultants are eligible for the grant of Awards under the Plan in the discretion of the Committee. No Employee, Director or Consultant shall have the right to be granted an Award under the Plan.

4.2 Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Eligible Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Eligible Participant or Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters that are required to be determined in the sole discretion of the Committee under applicable rules and regulations.

(c) To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based exception under Code Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may delegate to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not directors or executive officers of the Company.

5.	OPTIONS

5.1 Grant of Options.  Options may be granted hereunder to Eligible Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Section and to such additional terms and conditions as the Committee shall deem desirable.

5.2 Award Agreements.  All Options shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Section may hold more than one Option granted pursuant to the Plan at the same time.

5.3 Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Section shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to an Eligible Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

5.4 Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to an Eligible Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.

5.5 Exercise of Options.

(a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements as the Committee may prescribe from time to time.

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form and containing such further provisions as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c) Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6 Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.7 Incentive Stock Options.  The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 1,450,000 Shares, subject to Sections 3.1(b), (c) and (d) and adjustment as provided in Section 12.2, and subject to the requirements of Section 422 of the Code.

6.	STOCK APPRECIATION RIGHTS

6.1 Grant and Exercise.  The Committee may provide Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2 Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to any applicable requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years.

(e) An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(f) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grants.  Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Eligible Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2 Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant

7.3 Rights of Holders of Restricted Stock and Restricted Stock Units.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreements; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4 Minimum Vesting Period.  Restricted Stock Awards and Restricted Stock Unit Awards granted to Employees, Consultants and Directors shall have a Vesting Period of not less than (i) three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) one (1) year from date of grant (but permitting pro rata vesting over such time) if the Vesting Period or the grant is subject to the achievement of performance objectives (which one (1) year period shall be deemed satisfied if such Awards are granted in lieu of cash awards that have been earned based on a performance period of at least one year), notwithstanding clause (i) above, subject in either case to accelerated vesting in the Committee’s discretion in the event of the death, disability or retirement of the Participant or a Change in Control. Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to grants to

Employees of up to 10% of the number of Shares available for Awards under Section 3.1(a) on the Effective Date, as may be adjusted by Sections 3 and 12.2. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to (i) the minimum Vesting Period requirements in this Section 7.4 and (ii) the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award or Restricted Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m).

7.5 Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.	OTHER SHARE-BASED AWARDS

8.1 Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Eligible Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment for other Awards granted under the Plan and other earned cash-based compensation.

8.2 Award Agreements.  The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, dividend equivalents and any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

8.3 Minimum Vesting Period.  Other Share-Based Awards granted to Employees, Consultants and Directors shall have a Vesting Period of not less than (i) three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) one (1) year from date of grant (but permitting pro rata vesting over such time) if the Vesting Period or the grant is subject to the achievement of performance objectives (which one (1) year period shall be deemed satisfied if such Awards are granted in lieu of cash awards that have been earned based on a performance period of at least one year), notwithstanding clause (i) above, subject in either case to accelerated vesting in the Committee’s discretion in the event of the death, disability or retirement of the Participant or a Change in Control. Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to grants to Employees of up to 10% of the number of Shares available for Awards under Section 3.1(a) on the Effective Date, as may be adjusted by Sections 3 and 12.2. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to (i) the minimum Vesting Period requirements in the prior sentence and (ii) the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of an Other Share-Based Award intended to comply with the performance-based exception under Code Section 162(m).

8.4 Payment.  Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to any applicable requirements of Section 409A of the Code.

8.5 Deferral of Director Fees.  Directors shall, if determined by the Board or the Committee, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition, Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for the payment of deferred stock units.

9.	PERFORMANCE AWARDS

9.1 Grants.  Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Eligible Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

9.2 Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3 Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4 Payment.  Except as provided in Section 11, provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to any applicable requirements of Section 409A of the Code.

10.	CODE SECTION 162(m) PROVISIONS

10.1 Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to an Eligible Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 10 is applicable to such Award.

10.2 Performance Criteria.  If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Section 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; stock price measures; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer service or satisfaction; customer growth; employee satisfaction; results relative to budget; corporate values (including ethics, environmental, safety) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-

licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company and/or any Subsidiary or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3 Adjustments.  Notwithstanding any provision of the Plan (other than Section 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4 Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Section as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5 Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any calendar year with respect to more than 200,000 Shares and (ii) be granted Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards during any calendar year that cover or relate to more than 200,000 Shares (collectively with the limitation in clause (i), the “Limitations”). In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each 12 months in a Performance Period with respect to Performance Awards that are denominated in cash is $2,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitation (or, if denominated in cash, toward the dollar amount in the preceding sentence).

11.	CHANGE IN CONTROL PROVISIONS

11.1 Impact on Certain Awards.  Award Agreements may provide that in the event of a Change in Control: (i) one or more, or any portion thereof, Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) one or more, or any portion thereof, Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed.

11.2 Assumption or Substitution of Certain Awards.

(a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award) (each an “Assumed Award”), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof is terminated by such successor company (or the Company) or a subsidiary thereof without Cause within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) each Assumed Award held by the Participant that is an Option or Stock Appreciation Right and is outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for the period of time set forth in the Award Agreement, (ii) the restrictions, limitations and other conditions applicable to each Assumed Award held by the Participant that is a Restricted Stock Award or Restricted Stock Unit Award outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to each Assumed Award held by the Participant that is an Other Share-Based Award or any other Award shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Assumed Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Assumed Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Assumed Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each outstanding Award shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Award, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the price per Share of such Award, if any; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

12.	GENERALLY APPLICABLE PROVISIONS

12.1 Amendment and Termination of the Plan.  The Committee may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Committee may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Committee may not, without the approval of the Company’s stockholders, to the extent required by applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, or (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d). The Committee may not, without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2 Adjustments; Restrictions on Exercise.

(a) In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions may be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number. In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 12.2(a), the Committee will equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to an outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards, and/or the making of a cash payment to the holder of an outstanding Award, as the Committee deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 12.2(a) pursuant to an Equity Restructuring shall be nondiscretionary and shall be final and binding on the affected Participant and the Company; provided that whether an adjustment is equitable shall be determined in the discretion of the Committee.

(b) In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

12.3 Transferability of Awards; Beneficiaries.

(a) Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s estate, guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

(b) Notwithstanding Section 12.3(a), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee prior to the Participant’s death.

12.4 Termination of Employment or Services.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. Any determination made by the Company regarding the date of termination of a Participant’s employment or services will be final and binding.

12.5 Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents distributed in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

13.	MISCELLANEOUS

13.1 Award Agreements.  Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by an officer duly authorized to act on the Company’s behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee.

13.2 Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award. Through the acceptance of an Award, the Participant agrees that the Company may elect (in lieu of withholding the applicable withholding taxes from other cash compensation payable to Participant or Shares to be delivered to Participant pursuant to the Award) to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the Participant’s behalf a whole number of shares from those Shares issuable to the Participant upon settlement of the applicable portion of the Award as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the Participant’s tax withholding obligation. The Participant’s acceptance of the applicable Award constitutes the Participant’s instruction and authorization to the Company and such brokerage firm to complete the transactions described in the immediately preceding sentence. Any Shares to be sold at the Company’s direction through a broker-assisted sale will be sold on the day the tax withholding obligation arises (i.e., the date Share is delivered) or as soon thereafter as practicable. The Shares may be sold as part of a block trade with other Participants in which all Participants receive an average price. Each Participant will be responsible for all broker’s fees and other costs of sale, and each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed Participant’s tax withholding obligation, the Company agrees to pay such excess in cash to Participant as soon as practicable. Each Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Participant’s tax withholding obligation.

13.3 Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

13.4 Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5 Cancellation of Award; Forfeiture of Gain.  Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.6 Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7 Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8 Other Plans.  Nothing contained in the Plan shall prevent the Committee or the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9 Severability.  The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (i) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (ii) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10 Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11 Data Privacy.  As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 13.11 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

13.12 Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.13 Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.14 Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the Board (the “Effective Date”), subject to approval by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date, on which tenth anniversary date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.15 Foreign Employees and Consultants.  Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.16 Compliance with Section 409A of the Code.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

13.17 No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.18 Indemnity.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.19 Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

Appendix “A”

“Change in Control”

“Change in Control” shall mean any of the following occurring on or after the Effective Date (as defined in the Plan):

(a) any Person or more than one Person acting as a group (other than an Exempt Person) shall, within the 12-month period ending on the date of the most recent acquisition, become the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding or 35% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change in Control shall be deemed to occur for purposes of this subsection (a) if such Person or Persons shall become a Beneficial Owner of 50% or more of the shares of Common Stock or 35% or more of the combined voting power of the Voting Stock of the Company solely as a result of (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied;

(b) individuals who, as of the effective date of the foregoing Plan, constitute the Board (the “Incumbent Board”) cease for any reason during any 12-month period to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the foregoing Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened Election Contest that is subject to the provisions of Rule 14a-11 of the General Rules and Regulations under the Exchange Act;

(c) the Company shall consummate a reorganization, merger, or consolidation, in each case, unless, following such reorganization, merger, or consolidation, (i) 50% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation are beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, or consolidation, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, or consolidation were members of the Incumbent Board at the time of the initial agreement or initial action by the Board providing for such reorganization, merger, or consolidation; or

(d) (i) the stockholders of the Company shall approve a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii)(A), (B), and (C) of this subsection (d) are satisfied, or (ii) the Company shall consummate the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) 50% or more of the then outstanding shares of Common Stock of such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

If a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in this Section 11.3 with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation § 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

The following definitions apply to the Change in Control provision of the foregoing Plan.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect from time to time.

“Associate” shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Beneficial Owner” shall mean, with reference to any securities, any Person if:

(a) such Person or any of such Person’s Affiliates and Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the effective date of the foregoing Plan) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(b) such Person or any of such Person’s Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

(c) such Person or any of such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner.”

“Board” shall have the meaning set forth in the foregoing Plan.

“Common Stock” shall have the meaning set forth in the foregoing Plan.

“Company” shall have the meaning set forth in the foregoing Plan.

“Election Contest” shall mean a solicitation of proxies of the kind described in Rule 14a-12(c) under the Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exempt Person” shall mean any of the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

“Exempt Rights” shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock), except upon the occurrence of a contingency, whether such rights exist as of the effective date of the foregoing Plan or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

“Exempt Transaction” shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company.

“Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.

“Voting Stock” shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).

GEOEYE, INC.

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▼  FOLD AND DETACH HERE  ▼

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	Please mark your votes as indicated in this example	☒

The Board of Directors recommends that stockholders vote FOR the election of the following directors of the Company for a one-year term.

1. Election of Directors
Nominees:	FOR ALL	WITHHOLD
	NOMINEES	AUTHORITY	EXCEPTIONS
01 James A. Abrahamson
02 Joseph M. Ahearn
03 Martin C. Faga	☐	☐	☐
04 Michael F. Horn, Sr.
05 Lawrence A. Hough
06 Roberta E. Lenczowski
07 Matthew M. O’Connell
08 James M. Simon, Jr.
09 William W. Sprague

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

The Board of Directors recommends a vote FOR the following proposal.

		FOR	AGAINST	ABSTAIN

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as the independent registered public accounting firm for the Company for 2010.	☐	☐	☐

3.	PROPOSAL TO APPROVE THE GEOEYE, INC. 2010 Omnibus Incentive Plan.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Mark Here for Address Change or Comments SEE REVERSE	☐
Note: If signing as Attorney, Administrator, Executor Guardian, Trustee or Corporate Officer, please add your title as such.

Signature	Signature	Date

You can now access your GEOEYE, INC. account online.
Access your GeoEye, Inc. account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for GeoEye, Inc. now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time
Investor ServiceDirect®

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TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2010 Annual Report on Form 10-K are available at: www.proxydocs.com/geoy
▼  FOLD AND DETACH HERE  ▼
GEOEYE, INC.
Proxy Solicited on Behalf of the Board of Directors of GeoEye, Inc.

for the Annual Meeting of Stockholders on June 3, 2010
           The undersigned hereby appoints Lt. Gen. (Ret.) James A. Abrahamson, Chairman of the Board of Directors and William L. Warren, Senior Vice President, General Counsel, and Corporate Secretary jointly and severally, proxies, with full power of substitution and with discretionary authority, to represent and to vote, in accordance with the instructions set forth below, all shares of Common Stock which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders of GeoEye, Inc. (the “Company”), to be held on June 3, 2010, at the Residence Inn, 45250 Monterey Place, Dulles, Virginia 20166, at 9:00 a.m. Eastern Daylight Time (the “Annual Meeting”) or at any adjournment thereof, hereby revoking any proxy heretofore given.
           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS NAMED BELOW, FOR THE APPROVAL OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010, FOR THE APPROVAL OF THE GEOEYE, INC. 2010 OMNIBUS INCENTIVE PLAN, AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
           YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States.
           Your vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the accompanying proxy.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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